As filed with the Securities and Exchange Commission on November 9, 2001

Securities Act File No. 33-40480 Investment Company Act File No. 811-4375

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 12 	|X|
and/ or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 237	|X|
(Check appropriate box or boxes)

Merrill Lynch Texas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (Exact Name of Registrant as Specified in Charter)
800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (609) 282-2800

Terry K. Glenn
Merrill Lynch Multi-State Municipal Series Trust
800 Scudders Mill Road, Plainsboro, New Jersey
Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Trust: SIDLEY AUSTIN BROWN & WOOD LLP 875 Third Avenue New York, New York 10022 Attention: Thomas R. Smith, Jr., Esq.		Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):
| |	immediately upon filing pursuant to paragraph (b)
 |X|	on November 14, 2001 pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

Prospectus

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Texas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

November 14, 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE
[ICON]	KEY FACTS
	Merrill Lynch Texas Municipal Bond Fund at a Glance Risk/Return Bar Chart Fees and Expenses	3 5 6

[ICON]	DETAILS ABOUT THE FUND
	How the Fund Invests Investment Risks	8 9

[ICON]	YOUR ACCOUNT
	Merrill Lynch Select PricingSM System How to Buy, Sell, Transfer and Exchange Shares Participation in Fee-Based Programs	14 20 24
[ICON]	MANAGEMENT OF THE FUND
	Fund Asset Management Financial Highlights	27 28

[ICON]	FOR MORE INFORMATION
	Shareholder Reports Statement of Additional Information	Back Cover Back Cover

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch, Inc.

Texas Municipal Bond — a debt obligation issued by or on behalf of a governmental entity in Texas or other qualifying issuer that pays interest exempt from Federal income tax.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to provide shareholders with income exempt from Federal income tax.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade Texas municipal bonds. These may be obligations of a variety of issuers including governmental entities in Texas and issuers located in Puerto Rico, the U. S. Virgin Islands and Guam. The Fund will invest at least 80% of its net assets in Texas municipal bonds. The Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Fund will not invest in bonds that are in default or that Fund management believes will be in default. The Fund also may invest in certain types of derivative securities. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal conditions, the Fund’s weighted average maturity will be more than ten years. The Fund cannot guarantee that it will achieve its objective.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally or a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. Also, Fund management may select securities that underperform the bond market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

The Fund is a non-diversified fund, which means that it may invest more of its assets in obligations of a single issuer than if it were a diversified fund. For this reason, developments affecting an individual issuer may have a greater impact on the Fund’s performance. In addition, since the Fund invests at least 80% of its net assets in Texas municipal bonds, it is more exposed to negative political or economic factors in Texas than a fund that invests more widely. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	3

[ICON] Key Facts

Who should invest?

The Fund may be an appropriate investment for you if you:
•	Are looking for income that is exempt from Federal income tax
•	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds
•	Are looking for liquidity
•	Can tolerate the risk of loss caused by negative political or economic developments in Texas, changes in interest rates or adverse changes in the price of bonds in general

4	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Lehman Brothers Municipal Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 4.94% (quarter ended June 30, 1992) and the lowest return for a quarter was -5.83% (quarter ended March 31, 1994). The Fund’s year-to-date return as of September 30, 2001 was 4.01%.
Average Annual Total Returns (as of December 31, 2000)		Past One Year		Past Five Years		Since Inception

Merrill Lynch Texas Municipal Bond Fund* Lehman Brothers Municipal Bond Index**	A	7.14 11.68	% %	3.20 5.84	% %	5.89% 7.07%	† ††

Merrill Lynch Texas Municipal Bond Fund* Lehman Brothers Municipal Bond Index**	B	7.05 11.68	% %	3.52 5.84	% %	5.82% 7.07%	† ††

Merrill Lynch Texas Municipal Bond Fund* Lehman Brothers Municipal Bond Index**	C	9.92 11.68	% %	3.41 5.84	% %	5.06% 7.54%	# ##

Merrill Lynch Texas Municipal Bond Fund* Lehman Brothers Municipal Bond Index**	D	7.14 11.68	% %	3.10 5.84	% %	4.94% 7.54%	# ##

*	Includes all applicable fees and sales charges.
**	This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.
†	Inception date is August 30, 1991.
††	Since August 31, 1991.
#	Inception date is October 21, 1994.
##	Since October 31, 1994.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%	(c)	None		None		4.00%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.0%	(c)	1.0%	(c)	None	(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	0.55%		0.55%		0.55%		0.55%

Distribution and/or Service (12b-1) Fees(f)	None		0.50%		0.60%		0.10%

Other Expenses (including transfer agency fees)(g)	0.58%		0.59%		0.60%		0.60%

Total Annual Fund Operating Expenses	1.13%		1.64%		1.75%		1.25%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares approximately ten years after you buy them and will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended July 31, 2001, the fee payable to the Manager from the Fund was equal to 0.55%.
(f)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(g)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these sevices. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for such services.

6	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
	1 Year	3 Years	5 Years	10 Years

Class A	$511	$745	$ 997	$1,720

Class B	$567	$717	$ 892	$1,944

Class C	$278	$551	$ 949	$2,062

Class D	$522	$781	$1,059	$1,851


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
	1 Year	3 Years	5 Years	10 Years

Class A	$511	$745	$ 997	$1,720

Class B	$167	$517	$ 892	$1,944

Class C	$178	$551	$ 949	$2,062

Class D	$522	$781	$1,059	$1,851


MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	7

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGER

Theodore R. Jaeckel, Jr. is the portfolio manager of the Fund. Mr. Jaeckel has been a Director (Tax Exempt Fund Management) of Merrill Lynch Investment Managers since 1997 and was a Vice President of Merrill Lynch Investment Managers from 1991 to 1997.

ABOUT THE MANAGER

The Fund is managed by Fund Asset Management.

HOW THE FUND INVESTS

The Fund’s main goal is to seek income that is exempt from Federal income tax. The Fund invests primarily in long term, investment grade Texas municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Texas or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities. The Fund may invest up to 20% of its assets in high yield (“junk”) bonds. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.

The Fund generally will invest at least 80% of its net assets in Texas municipal bonds. Under normal conditions, the Fund’s weighted average maturity will be more than ten years. For temporary periods, however, the Fund may invest up to 35% of its assets in short term tax exempt or taxable money market obligations, although the Fund will generally not invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Fund may invest without limitation in such short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Fund to achieve its objective.

The Fund may use derivatives including futures, options, indexed securities, inverse securities and swap agreements. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

The Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

The State of Texas has sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. Fund management believes that current economic conditions in Texas will enable the Fund to continue to invest in high quality Texas municipal bonds.

8	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Fund management considers a variety of factors when choosing investments, such as:
•	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.
•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).
	•	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

Bond Market and Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	9

[ICON] Details About the Fund

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

State Specific Risk — The Fund will invest primarily in Texas municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Texas municipal bonds than is a municipal bond fund that invests more widely.

The Texas economy is affected by developments in the oil and gas industry, the construction and housing industry and agricultural production. In addition, developments in the economy of Mexico, one of Texas’ largest trading partners, could adversely affect Texas’ economy. Moody’s, Standard & Poor’s and Fitch currently rate the State of Texas general obligation bonds Aa1, AA and AA+, respectively.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments and options.

Risks associated with certain types of obligations in which the Fund may invest include:

General Obligation Bonds — The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

10	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Industrial Development Bonds — Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Insured Municipal Bonds — Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insured bonds are subject to market risk.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Fund does not intend to purchase debt securities that are in default or that Fund management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	11

[ICON] Details About the Fund

grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving fewer assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security’s price.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Illiquid Securities — The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Derivatives — The Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures and swap agreements. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

12	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed and Inverse Floating Rate Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	13

Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.25% on Class B shares, or 0.35% on Class C shares and an account maintenance fee of 0.25% on both classes. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch. The Fund is a series of the Merrill Lynch Multi-State Municipal Series Trust.

14	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability

Limited to certain investors including:
• Current Class A
  shareholders
• Participants in
  certain Merrill
  Lynch-sponsored
  programs
• Certain affiliates of
  Merrill Lynch,
  selected securities
  dealers and other
  financial
  intermediaries.

		Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within four years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. 0.25% Distribution Fee.	0.25% Account Maintenance Fee. 0.35% Distribution Fee.	0.10% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	N/A

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	15

[ICON] Your Account

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
•	Purchases under a Right of Accumulation or Letter of Intent
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts
•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates.

16	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Fund’s Transfer Agent at
1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.25% for Class B shares and 0.35% for Class C shares and account maintenance fees of 0.25% for Class B and Class C shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	17

[ICON] Your Account

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	3.00%

2 – 3	2.00%

3 – 4	1.00%

4 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:
•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate
•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

18	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	19

[ICON] Your Account

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring and exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

20	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select PricingSM table on page 15. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment

The minimum initial investment for the Fund is $1,000
for all accounts except that certain Merrill Lynch
fee-based programs have a $250 initial minimum
investment.

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next
calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

Or contact the Transfer Agent

To purchase shares directly, call the Transfer Agent at
1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer
Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that certain programs, such as automatic investment plans, may have higher minimums.

(The minimum for additional purchases may be
waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the TransferAgent; or • Sell your shares, paying any applicable deferred sales charge.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	21

[ICON] Your Account

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation
of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on
the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35.
No processing fee is charged if you redeem shares directly
through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back
cover of this prospectus. All shareholders on the account
must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares,
the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan

You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or CBA® Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

22	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

If You Want To	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege, contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent and 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in that Fund or other Merrill Lynch funds and accounts under common ownership or control.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	23

[ICON] Your Account

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also, dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

24	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Dividends — exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute net investment income monthly and net realized capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary or the Transfer Agent.

To the extent that the dividends distributed by the Fund are from municipal bond interest income, they are exempt from Federal income tax. However, certain investors may be subject to Federal alternative minimum tax on dividends received from the Fund. Interest income from other investments may produce taxable distributions. Dividends paid by the Fund to individual Texas residents are not subject to taxation by Texas because Texas does not impose a personal income tax. Consequently, individual Texas residents enjoy no special state income tax benefits by investing in the Fund. Dividends derived from capital gains realized by the Fund will be subject to Federal tax. If you are subject to income tax in a state other than Texas, the dividends derived from Texas municipal bonds generally will not be exempt from income tax in that state.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	25

[ICON] Your Account

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before the Fund pays a dividend, although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a fund has realized but not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Generally, within 60 days after the end of the Fund’s taxable year, you will be informed of the amount of exempt-interest dividends, ordinary income dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates than ordinary income dividends.

This section summarizes some of the consequences of an investment in the Fund under current Federal and Texas tax laws. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all applicable tax laws.

26	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

Management of the Fund [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Trust’s Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended July 31, 2001 the Manager received a fee equal to 0.55% of the Fund’s average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $506 billion in investment company and other portfolio assets under management as of September 2001.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	27

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the years shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A					Class B
	For the Year Ended July 31,					For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$9.74	$10.45	$10.90	$10.96	$10.57	$9.74	$10.45	$10.90	$10.96	$10.57

Investment income — net	.48	.50	.51	.58	.57	.43	.45	.45	.52	.52

Realized and unrealized gain (loss) on investments — net	.47	(.41)	(.45)	(.06)	.39	.47	(.41)	(.45)	(.06)	.39

Total from investment operations	.95	.09	.06	.52	.96	.90	.04	—	.46	.91

Less dividends and distributions: Investment income — net	(.48)	(.50)	(.51)	(.58)	(.57)	(.43)	(.45)	(.45)	(.52)	(.52)
In excess of realized gain on investments — net	—	(.30)	—	—	—	—	(.30)	—	—	—

Total dividends and distributions	(.48)	(.80)	(.51)	(.58)	(.57)	(.43)	(.75)	(.45)	(.52)	(.52)

Net asset value, end of year	$10.21	$9.74	$10.45	$10.90	$10.96	$10.21	$9.74	$10.45	$10.90	$10.96

Total Investment Return:*

Based on net asset value per share	9.98%	1.19%	.43%	4.83%	9.39%	9.43%	.68%	(.08)%	4.30%	8.84%

Ratios to Average Net Assets:

Expenses	1.13%	.96%	.98%	.87%	.83%	1.64%	1.47%	1.49%	1.38%	1.34%

Investment income — net	4.83%	5.12%	4.67%	5.25%	5.37%	4.31%	4.61%	4.15%	4.74%	4.86%

Supplemental Data:

Net assets, end of year (in thousands)	$4,316	$5,924	$8,545	$9,842	$10,707	$26,642	$30,090	$44,502	$48,887	$56,115

Portfolio turnover	26.93%	97.91%	129.23%	24.61%	47.83%	26.93%	97.91%	129.23%	24.61%	47.83%

*	Total investment returns exclude the effects of sales charges.

28	MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class D
	For the Year Ended July 31,					For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$9.75	$10.46	$10.91	$10.97	$10.58	$9.75	$10.46	$10.92	$10.98	$10.58

Investment income — net	.42	.44	.44	.51	.51	.47	.49	.50	.57	.56

Realized and unrealized gain (loss) on investments — net	.47	(.41)	(.45)	(.06)	.39	.48	(.41)	(.46)	(.06)	.40

Total from investment operations	.89	.03	(.01)	.45	.90	.95	.08	.04	.51	.96

Less dividends and distributions: Investment income — net	(.42)	(.44)	(.44)	(.51)	(.51)	(.47)	(.49)	(.50)	(.57)	(.56)
In excess of realized gain on investments — net	—	(.30)	—	—	—	—	(.30)	—	—	—

Total dividends and distributions	(.42)	(.74)	(.44)	(.51)	(.51)	(.47)	(.79)	(.50)	(.57)	(.56)

Net asset value, end of year	$10.22	$9.75	$10.46	$10.91	$10.97	$10.23	$9.75	$10.46	$10.92	$10.98

Total Investment Return:*

Based on net asset value per share	9.30%	.58%	(.18)%	4.18%	8.71%	9.97%	1.10%	.24%	4.72%	9.38%

Ratios To Average Net Assets:

Expenses	1.75%	1.58%	1.59%	1.48%	1.45%	1.25%	1.06%	1.11%	.97%	.93%

Investment income — net	4.20%	4.51%	4.06%	4.63%	4.75%	4.71%	5.03%	4.49%	5.15%	5.27%

Supplemental Data:

Net assets, end of year (in thousands)	$705	$733	$836	$1,304	$917	$1,396	$944	$1,166	$338	$335

Portfolio turnover	26.93%	97.91%	129.23%	24.61%	47.83%	26.93%	97.91%	129.23%	24.61%	47.83%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND	29

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MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

[1]	POTENTIAL INVESTORS Open an account (two options)	[2]
MERRILL LYNCH FINANCIAL ADVISOR OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida
32232-5289

Performs recordkeeping and reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.
COUNSEL Sidley Austin Brown & Wood LLP 875 Third Avenue New York, New York 10022 Provides legal advice to the Fund.	THE FUND The Board of Trustees oversees the Fund.	CUSTODIAN State Street Bank and Trust Company P.O. Box 351 Boston, Massachusetts 02101 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS Deloitte & Touche LLP Two World Financial Center New York, New York 10281-1008 Audits the financial statements of the Fund on behalf of the shareholders.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Fund.

MANAGER

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s day-to-day activities.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND

For More Information [ICON]

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary or contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-4375 Code #13968-11-01 © Fund Asset Management, L.P.

Prospectus

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Texas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

November 14, 2001

STATEMENT OF ADDITIONAL INFORMATION
Merrill Lynch Multi-State Municipal Series Trust


Merrill Lynch Arizona Municipal Bond Fund	Merrill Lynch Minnesota Municipal Bond Fund
Merrill Lynch Connecticut Municipal Bond Fund	Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Florida Municipal Bond Fund	Merrill Lynch North Carolina Municipal Bond Fund
Merrill Lynch Maryland Municipal Bond Fund	Merrill Lynch Ohio Municipal Bond Fund
Merrill Lynch Massachusetts Municipal Bond Fund	Merrill Lynch Pennsylvania Municipal Bond Fund
Merrill Lynch Michigan Municipal Bond Fund	Merrill Lynch Texas Municipal Bond Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Multi-State Municipal Series Trust (the “Trust”) consists of Merrill Lynch Arizona Municipal Bond Fund (“Arizona Fund”), Merrill Lynch Connecticut Municipal Bond Fund (“Connecticut Fund”), Merrill Lynch Florida Municipal Bond Fund (“Florida Fund”), Merrill Lynch Maryland Municipal Bond Fund (“Maryland Fund”), Merrill Lynch Massachusetts Municipal Bond Fund (“Massachusetts Fund”), Merrill Lynch Michigan Municipal Bond Fund (“Michigan Fund”), Merrill Lynch Minnesota Municipal Bond Fund (“Minnesota Fund”), Merrill Lynch New Jersey Municipal Bond Fund (“New Jersey Fund”), Merrill Lynch North Carolina Municipal Bond Fund (“North Carolina Fund”), Merrill Lynch Ohio Municipal Bond Fund (“Ohio Fund”), Merrill Lynch Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”) and Merrill Lynch Texas Municipal Bond Fund (“Texas Fund”) (together, the “Funds”). The Trust also includes Merrill Lynch New York Municipal Bond Fund, which has a separate Statement of Additional Information. Each Fund is an open-end investment company that seeks to provide shareholders with income (or value in the case of property taxes) exempt from Federal income taxes, the designated state’s personal income taxes (where applicable) and, in certain instances, the designated state’s corporate income tax, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund invests primarily in a portfolio of long-term investment grade municipal obligations the interest on which (or in the case of property taxes, the value of which) is exempt, in the opinion of bond counsel to the issuer, from Federal income taxes, the designated state’s personal income taxes (where applicable) and, in certain instances, the designated state’s corporate income tax, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. There can be no assurance that a Fund’s investment objective will be realized. For more information on the Funds’ investment objectives and policies, see “Investment Objectives and Policies.”

Pursuant to the Merrill Lynch Select Pricing SM System, each of the Funds offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

 This Statement of Additional Information of the Trust is not a prospectus and should be read in conjunction with the Prospectuses of each of the Funds, dated November 14, 2001 (the “Prospectus”), each of which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-MER-FUND or by writing the Trust at the above address. Each Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into each Prospectus. Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to such Fund’s 2001 Annual Report. You may request a copy of the Annual Report of any Fund at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Fund Asset Management — Manager FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is November 14, 2001.

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INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is to provide shareholders with income (or value, in the case of property taxes) exempt from Federal income taxes, the designated state’s personal income taxes (where applicable) and, in certain instances, the designated state’s corporate income tax, local personal income taxes, local personal property taxes and/or state intangible personal property taxes (applicable local and state taxes are collectively referred to herein as “State Taxes”). There can be no assurance that the investment objective of any Fund will be achieved. Each Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of the designated state, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of bond counsel to the issuer, from Federal income taxes and applicable State Taxes. Obligations exempt from Federal income taxes are referred to herein as “Municipal Bonds,” and obligations exempt from Federal income taxes and the applicable State Taxes are referred to as “State Municipal Bonds.” Unless otherwise indicated, references to Municipal Bonds shall be deemed to include State Municipal Bonds. The investment objective of any Fund is a fundamental policy of that Fund that may not be changed without a vote of a majority of the outstanding shares of that Fund. See “How the Fund Invests” in each Fund’s Prospectus for a general discussion of that Fund’s goals, main investment strategies and main risks. Each Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”), except for the Arizona Fund, which is classified as a diversified investment company.

Under normal circumstances, except when acceptable securities are unavailable as determined by Fund Asset Management, L.P. (the “Manager” or “FAM”), the manager of each Fund, or for temporary defensive purposes, each Fund will invest at least 80% of its net assets (80% of its total assets in the case of the New Jersey Fund) in State Municipal Bonds of its respective State.

At least 80% of each Fund’s assets will be invested in Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch, Inc. (“Fitch”) (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which each Fund may invest. Securities rated in the lowest investment grade rating category may be considered to have speculative characteristics.

The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that each Fund’s weighted average maturity will be in excess of ten years. For temporary periods or to provide liquidity, each Fund, except the New Jersey Fund, has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”), except that taxable Temporary Investments shall not exceed 20% of a Fund’s net assets. The New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 20% of its total assets in Municipal Bonds other than New Jersey State Municipal Bonds and more than 20% of its net assets in taxable Temporary Investments, when in the opinion of the Manager, prevailing market and financial conditions warrant. Such investments could cause distributions to shareholders of the New Jersey Fund to be subject to New Jersey personal income tax.

The Funds may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution (“Participating VRDOs”). See “Description of Temporary Investments.” The hedging strategies of any Fund, which are described in more detail under “Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Trustees of the Trust without the approval of such Fund’s shareholders.

Each Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to

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the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See “Description of Municipal Bonds —‘High Yield’ or ‘Junk’ Bonds.” The Funds do not intend to purchase debt securities that are in default or that the Manager believes will be in default.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

The Funds ordinarily do not intend to realize investment income (or value, in the case of property taxes) not exempt from Federal income taxes and applicable State Taxes. However, to the extent that suitable State Municipal Bonds are not available for investment by a particular Fund, that Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income (or value, in the case of property taxes) on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax, but not from the applicable State Taxes. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if a Fund nevertheless believes such securities to be exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term State Municipal Bonds and Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in State Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of each Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax will be considered “Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest (or, in the case of property taxes, have value) that is exempt from Federal income tax and applicable State Taxes will be considered “State Municipal Bonds.” However, interest received on certain otherwise tax-exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal and state alternative minimum tax. The percentage of each Fund’s total assets invested in “private activity bonds” will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by a Fund. See “Dividends and Taxes — Taxes.”

Risk Factors and Special Considerations Relating to Municipal Bonds

The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivative instruments. See “Investment Objective and Policies — Description of Municipal Bonds” and “— Financial Futures Transactions and Options.”

Each Fund ordinarily will invest at least 80% of its net assets (80% of its total assets in the case of the New Jersey Fund) in its respective State Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of such State Municipal Bonds than is a municipal bond fund that invests more widely.

The Manager does not believe that the current economic conditions in each of the designated states will have a significant adverse effect on each respective Fund’s ability to invest in high quality State Municipal Bonds. Because each Fund’s portfolio will be comprised primarily of investment grade securities, each Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality State Municipal Bonds. For a discussion of special considerations, risk factors and economic and other conditions in each of the designated states, see Appendices A through L.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal

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Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the State Municipal Bonds in which a Fund invests.

 Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which each Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that each Fund may purchase is set forth in Appendix M to this Statement of Additional Information.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of State Municipal Bonds, the interest (or value, in the case of property taxes) is exempt from applicable State Taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds, which latter category includes industrial development bonds (“IDBs”) and, for bonds issued after August 15, 1986, private activity bonds.

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

IDBs and Private Activity Bonds. Each Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Each Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

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Municipal Notes. Each Fund may invest in municipal notes, which are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Each Fund may invest in municipal commercial paper, which is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPS”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPS represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Indexed and Inverse Floating Rate Securities. Each Fund may invest in State Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, a Fund may invest in State Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain State Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent a Fund invests in these types of Municipal Bonds, such Fund’s return on such State Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the State Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, each Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of such Fund’s net assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Funds which allow the Funds to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

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When Issued Securities, Delayed Delivery Transactions and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis. Each Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to such Fund at the time of entering into the transaction. None of the Funds has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, such Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Call and Redemption Risk. Each Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of that Fund’s net assets.

 “High Yield” or “Junk” Bonds. Each Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. See Appendix M — “Ratings of Municipal Bonds and Commercial Paper” for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Swap Agreements. Each Fund is authorized to enter into swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of that Fund’s shares, the net asset value of a Fund’s shares will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. A Fund has no obligation to enter into hedging transactions and may choose not to do so.

Financial Futures Transactions and Options. Each Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with a Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, a Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes. See “Dividends and Taxes — Taxes” and “— Tax Treatment of Options and Futures Transactions.”

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the

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broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

Each Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae Certificates and three-month U.S. Treasury bills. Each Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

Subject to policies adopted by the Trustees, each Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which a Fund invests to make such hedging appropriate.

Futures Strategies. Each Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of a Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of a Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund’s Municipal Bond investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of a Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to a Fund. Employing futures as a hedge also may permit a Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When a Fund intends to purchase Municipal Bonds, that Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the

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value of the futures held by a Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. Each Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, a Fund will purchase a call option on a futures contract to hedge against a market advance when such Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. A Fund will purchase a put option on a futures contract to hedge such Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which such Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between a Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a “senior security” other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a “senior security” under the Investment Company Act.

Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to each Fund require that all of a Fund’s futures transactions constitute bona fide hedging transactions and that each Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of such Fund’s portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, each Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When a Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with such Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price

9

of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Fund. As a result, a Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by a Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by such Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, such Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a financial futures contract. Because a Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by such Fund or decreases in the price of securities such Fund intends to acquire.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

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Description of Temporary Investments

Each Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above and in the Prospectus of each Fund under “How the Fund Invests.” The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which a Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. A Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of that Fund.

Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The Temporary Investments, VRDOs and Participating VRDOs in which each Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, each Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

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Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to a Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. No Fund may invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of that Fund’s net assets.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Such treatment may also apply for state tax purposes. Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

Suitability

The economic benefit of an investment in any Fund depends upon many factors beyond the control of that Fund, the Manager and its affiliates. Because of each Fund’s emphasis on State Municipal Bonds, each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s tax situation, investment objectives and ability to accept the risks associated with investing in State Municipal Bonds, including the risk of loss of principal and the risk of receiving income that is not exempt from Federal income tax and applicable State Taxes.

Investment Restrictions

The Trust has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of each Fund’s assets and activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the respective Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the respective Fund’s shares present at a meeting at which more than 50% of the outstanding shares of the respective Fund are represented or (ii) more than 50% of the respective Fund’s outstanding shares). No Fund may:

(1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

(2) Make investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be

12

the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (“Securities Act”), in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

As an additional fundamental restriction with respect to the Arizona Fund only, the Arizona Fund will not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act.

Under each Fund’s non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, no Fund may:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund does not currently intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

	(e) Change its policy of investing, under normal circumstances, at least 80% of its net assets (80% of its total assets in the case of the New Jersey Fund) in State Municipal Bonds of its respective State unless the Fund provides its shareholders with at least 60 days prior notice of such change.

Non-Diversified Status. Each Fund (other than the Arizona Fund), is classified as non-diversified within the meaning of the Investment Company Act, which means that such Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each non-diversified Fund’s investments are limited, however, in order to allow that Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes — Taxes.” To qualify, each non-diversified Fund complies with certain requirements, including limiting its investments so that at the close of each

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quarter of the taxable year (i) not more than 25% of the market value of such Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each non-diversified Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, each non-diversified Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as “diversified” under the Investment Company Act, such as the Arizona Fund, must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a non-diversified Fund assumes large positions in the securities of a small number of issuers, that Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and that Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Manager, the Funds are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions.” Without such an exemptive order the Funds would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

 The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or in general market, financial or economic conditions. As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions and a Fund’s portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See “Dividends and Taxes — Taxes”. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the applicable Fund.

MANAGEMENT OF THE TRUST

Trustees and Officers

 The Trustees of the Trust consist of six individuals, five of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or Trustees of investment companies by the Investment Company Act.

Information about the Trustees, executive officers of the Trust and the portfolio manager of each Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (61) — President and Trustee(1)(2) — Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of the Manager and Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (the “Distributor”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.

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JAMES H. BODURTHA (57) — Trustee(2)(3) — 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

HERBERT I. LONDON (62) — Trustee(2)(3) — 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

JOSEPH L. MAY (72) — Trustee(2)(3) — 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

ANDRÉ F. PEROLD (49) — Trustee(2)(3) — Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Harvard Business School: George Gund Professor of Finance and Banking, since 2000. Finance Area Chair since 1996, Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund since 1989; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director Stockback.com since 2000; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996.

ROBERTA COOPER RAMO (59) — Trustee(2)(3) — P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87103. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

VINCENT R. GIORDANO (57) — Senior Vice President (1)(2) — Managing Director of MLIM since 2000; Senior Vice President of MLIM from 1994 to 2000; Senior Vice President of Princeton Services since 1993.

KENNETH A. JACOB (50) — Vice President (1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997.

WILLIAM R. BOCK (64) — Vice President and Portfolio Manager of Connecticut Fund and Pennsylvania Fund(1)(2) — Vice President of MLIM since 1989 and a Portfolio Manager of MLIM since 1995.

ROBERT A. DIMELLA, CFA (35) — Vice President and Portfolio Manager of Florida Fund(1)(2) — Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

THEODORE R. JAECKEL, JR.(42) — Vice President and Portfolio Manager of Massachusetts Fund, Ohio Fund and Texas Fund(1)(2) — Director (Tax Exempt Fund Management) of MLIM since 1997 and Vice President thereof from 1991 to 1997.

MICHAEL KALINOSKI (31) — Vice President and Portfolio Manager of Minnesota Fund and North Carolina Fund(1)(2) — Vice President and Portfolio Manager with MLIM since 1999; Head Municipal Bond Trader with Strong Funds from 1996 to 1999 and a member of the municipal bond investment team of Strong Funds from 1993 to 1996.

WALTER O’CONNOR (40) — Vice President and Portfolio Manager of Arizona Fund(1)(2) — Director (Municipal Tax Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1993.

ROBERTO W. ROFFO (34) — Vice President and Portfolio Manager of New Jersey Fund(1)(2) — Vice President of MLIM since 1996 and a Portfolio Manager with MLIM since 1992.

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ROBERT D. SNEEDEN (47) — Vice President and Portfolio Manager of Florida Fund and Maryland Fund(1)(2) — Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.

FRED K. STUEBE (51) — Vice President and Portfolio Manager of Michigan Fund(1)(2) — Vice President of MLIM since 1989 and a Portfolio Manager with MLIM since 1995.

DONALD C. BURKE (41) — Vice President and Treasurer (1)(2) — First Vice President of the Manager and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of the Distributor since 1999; Vice President of the Manager and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

ALICE A. PELLEGRINO (41) — Secretary(1)(2) — Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Trust.
(2)	Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLIM acts as the investment adviser or manager.
(3)	Member of the Trust’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

 As of October 12, 2001, the Trustees and officers of the Trust as a group (18 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund. At such date, Mr. Glenn, a Trustee and officer of the Trust, and the other officers of the Trust owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

Pursuant to the terms of separate management agreements between the Trust on behalf of each Fund and the Manager (the “Management Agreements”), the Manager pays all compensation of all officers and employees of the Trust and all Funds as well as the fees of Trustees who are affiliated persons of ML & Co. or its subsidiaries.

The Trust pays fees to each non-interested Trustee for service to the Trust. Each non-interested Trustee receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Manager or its affiliate, MLIM (“MLIM/FAM-Advised funds”). The portion of the annual retainer allocated to each MLIM/FAM-Advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Trustee receives a fee per in-person board meeting attended and per in-person Audit and Nominating Committee meeting attended. The annual per meeting fees paid to each non-interested Trustee aggregate $60,000 for all MLIM/FAM-Advised funds for which that Trustee serves and are allocated equally among those funds. The Trust reimburses the non-interested Trustees for actual out-of-pocket expenses relating to attendance at meetings. The Audit and Nominating Committee consists of all of the non-interested Trustees of the Trust.

The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 2001 and the aggregate compensation paid to them from all MLIM/FAM-Advised funds, for the calendar year ended December 31, 2000.

Name	Position with Trust	Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other MLIM/FAM- Advised Funds(1)
James H. Bodurtha	Trustee	$29,916	None	None	$132,250
Herbert I. London	Trustee	$29,916	None	None	$132,250
Joseph L. May	Trustee	$29,916	None	None	$132,250
André F. Perold	Trustee	$29,916	None	None	$132,250
Roberta Cooper Ramo	Trustee	$24,914	None	None	$169,000

(1)	The Trustees serve on the boards of MLIM/FAM-Advised funds as follows: Mr. Bodurtha (34 registered investment companies consisting of 41 portfolios); Mr. London (34 registered investment companies consisting of 41 portfolios); Mr. May (34 registered investment companies consisting of 41 portfolios); Mr. Perold (34 registered investment companies consisting of 41 portfolios); and Ms. Ramo (34 registered investment companies consisting of 41 portfolios).

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Trustees of the Trust may purchase Class A shares of each Fund at net asset value. See “Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons.”

Management and Advisory Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of each Fund’s portfolio and constantly reviews each Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Funds.

Management Fee. Pursuant to the Management Agreements, the Manager receives for its services to each Fund monthly compensation at the annual rate of 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended July 31, 2001, the Manager received a fee equal to 0.55% of each Fund’s average daily net assets but the Manager voluntarily waived a portion of its fee with respect to certain of the Funds. The Manager may discontinue this waiver of fees at any time without notice. The table below sets forth information about the total management fees paid by each Fund to the Manager and the amount of any fee waiver for the periods indicated.

	For the Fiscal Year Ended July 31,
	2001		2000		1999
	Fee Payable	Fee Waived	Fee Payable	Fee Waived	Fee Payable	Fee Waived
Arizona Fund	$287,397	$ 0	$ 298,510	$ 0	$ 368,955	$ 0
Connecticut Fund	$306,589	$55,743	$ 303,208	$55,129	$ 361,239	$ 65,679
Florida Fund	$886,782	$ 0	$1,008,399	$ 0	$1,286,002	$ 0
Maryland Fund	$137,485	$74,992	$ 143,689	$78,376	$ 174,502	$101,766
Massachusetts Fund	$253,917	$ 0	$ 273,560	$ 0	$ 347,000	$ 0
Michigan Fund	$273,034	$ 0	$ 337,947	$ 0	$ 431,736	$ 0
Minnesota Fund	$221,646	$ 0	$ 230,897	$ 0	$ 271,022	$ 0
New Jersey Fund	$675,498	$ 0	$ 754,928	$ 0	$ 960,931	$ 0
North Carolina Fund	$199,979	$ 0	$ 225,129	$ 0	$ 279,289	$ 0
Ohio Fund	$261,298	$ 0	$ 310,510	$ 0	$ 405,731	$ 0
Pennsylvania Fund	$509,107	$ 0	$ 593,047	$ 0	$ 768,620	$ 0
Texas Fund	$193,780	$ 0	$ 242,165	$ 0	$ 328,507	$ 0

Payment of Fund Expenses. Each Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operation and a portion of the Trust’s general administrative expenses allocated on the basis of the asset size of the respective Fund. Such expenses, which will be borne directly by each respective Fund, include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor as described below, fees for legal and auditing services, Commission fees, per meeting fees of the non-interested Trustees, interest, certain taxes and other expenses attributable to a particular Fund. Expenses that will be allocated on the basis of asset size of the respective Fund include the annual retainer for and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Funds are added to the Trust, the organizational expenses will be allocated among the Funds in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Fund to which the lawsuit relates or allocated on the basis of the asset size of the respective Fund. The Trustees have determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to each Fund by State Street Bank and Trust

17

Company (“State Street”) pursuant to an agreement between State Street and the Trust, on behalf of each Fund. Each Fund pays a fee for these services. In addition, each Fund reimburses the Manager for other accounting services. As required by each Fund’s distribution agreement, the Distributor will pay the promotional expenses of each Fund incurred in connection with the offering of shares of each Fund. Certain expenses in connection with the account maintenance for Class D shares, and account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.” Reference is made to “Management of the Fund” in each Fund’s Prospectus for certain information concerning the management and advisory arrangements of the Trust.

Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination. Unless earlier terminated as described herein, the Management Agreements will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the respective Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Trust’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Accounting Services. The Trust, on behalf of each Fund, entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Funds. The Funds pay a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to the Funds and was reimbursed by the Funds at its cost in connection with such services. The Manager continues to provide certain accounting services to the Funds and the Funds reimburse the Manager for these services.

	For the Fiscal Year Ended July 31,
	2001		2000		1999
	Paid to State Street*	Paid to Manager	Paid to State Street	Paid to Manager	Paid to State Street	Paid to Manager
Arizona Fund	$40,790	$28,351	N/A	$26,186	N/A	$56,198
Connecticut Fund	$38,425	$22,890	N/A	$60,072	N/A	$43,334
Florida Fund	$56,424	$43,705	N/A	$77,888	N/A	$93,289
Maryland Fund	$31,311	$ 6,025	N/A	$43,512	N/A	$45,934
Massachusetts Fund	$27,015	$17,561	N/A	$67,762	N/A	$53,354
Michigan Fund	$36,017	$31,006	N/A	$17,838	N/A	$84,307
Minnesota Fund	$22,234	$ 4,768	N/A	$48,518	N/A	$56,907
New Jersey Fund	$49,250	$27,526	N/A	$56,409	N/A	$89,985
North Carolina Fund	$29,040	$20,010	N/A	$53,762	N/A	$64,647
Ohio Fund	$39,277	$31,064	N/A	$48,681	N/A	$56,012
Pennsylvania Fund	$27,287	$21,749	N/A	$83,827	N/A	$72,372
Texas Fund	$30,476	$14,697	N/A	$47,047	N/A	$62,699

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

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Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of each Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of each Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreements described above.

Code of Ethics

 The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, each Fund, the Manager and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of a Fund represents an identical interest in the investment portfolio of such Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of a Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of each Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. Funds advised by MLIM or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of a Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the

19

orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders will be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to a Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

A Fund or the Distributor may suspend the continuous offering of such Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

The term “purchase,” as used in each Fund’s Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of a Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of a Fund in a shareholder account are entitled to purchase additional Class A shares of the same Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing

20

 Funds. Also eligible to purchase Class A shares in a shareholder account at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised funds. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of a Fund also may purchase Class A shares of such Fund if certain conditions are met. In addition, Class A shares of each Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from the sale of a certain number of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares — Closed-End Fund Reinvestment Options.”

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Class A and Class D Sales Charge Information

	Class A Shares
	Gross Sales Charges Collected for the Fiscal Year Ended July 31,			Sales Charges Retained by Distributor for the Fiscal Year Ended July 31,			Sales Charges Paid to Merrill Lynch for the Fiscal Year Ended July 31,			CDSCs Received on Redemption of Load-Waived Shares for the Fiscal Year Ended July 31,
	2001	2000	1999	2001	2000	1999	2001	2000	1999	2001	2000	1999
Arizona Fund	$3,396	$1,557	$6,076	$433	$182	$327	$2,963	$1,375	$5,749	$ 0	$ 0	$0
Connecticut Fund	$ 125	$ 101	$ 624	$ 12	$ 8	$ 62	$ 112	$ 93	$ 562	$ 0	$ 0	$0
Florida Fund	$2,935	$3,094	$6,609	$333	$387	$512	$2,602	$2,707	$6,097	$ 0	$368	$0
Maryland Fund	$ 100	$ 0	$ 616	$ 6	$ 0	$ 53	$ 94	$ 0	$ 563	$ 0	$ 0	$0
Massachusetts Fund	$ 0	$ 808	$ 844	$ 0	$ 58	$ 57	$ 0	$ 750	$ 787	$ 0	$ 0	$0
Michigan Fund	$ 861	$ 113	$2,439	$ 95	$113	$237	$ 765	$ 0	$2,202	$ 0	$ 0	$0
Minnesota Fund	$ 478	$ 685	$1,466	$ 41	$ 60	$129	$ 438	$ 625	$1,337	$ 0	$ 0	$0
New Jersey Fund	$7,014	$2,073	$4,187	$742	$234	$248	$6,362	$1,839	$3,939	$ 0	$ 0	$0
North Carolina Fund	$4,788	$2,148	$2,124	$625	$275	$161	$4,163	$1,873	$1,963	$ 0	$ 0	$0
Ohio Fund	$2,578	$ 305	$2,833	$173	$ 22	$298	$2,405	$ 283	$2,535	$ 0	$ 0	$0
Pennsylvania Fund	$2,898	$ 101	$3,832	$258	$101	$390	$2,640	$ 0	$3,442	$ 0	$ 0	$0
Texas Fund	$ 75	$ 203	$4,395	$ 5	$ 15	$811	$ 70	$ 188	$3,584	$ 0	$ 0	$0

	Class D Shares
	Gross Sales Charges Collected for the Fiscal Year Ended July 31,			Sales Charges Retained by Distributor for the Fiscal Year Ended July 31,			Sales Charges Paid to Merrill Lynch for the Fiscal Year Ended July 31,			CDSCs Received on Redemption of Load-Waived Shares for the Fiscal Year Ended July 31,
	2001	2000	1999	2001	2000	1999	2001	2000	1999	2001	2000	1999
Arizona Fund	$ 7,720	$ 1,693	$22,735	$ 672	$ 138	$ 515	$ 7,048	$ 1,555	$22,220	$ 0	$ 0	$ 0
Connecticut Fund	$12,858	$ 9,655	$53,968	$1,137	$1,004	$ 831	$11,721	$ 8,651	$53,137	$ 0	$ 0	$ 0
Florida Fund	$22,293	$ 7,009	$88,770	$2,455	$ 654	$3,354	$19,838	$ 6,355	$85,416	$9,186	$38,457	$10,372
Maryland Fund	$15,158	$ 56	$ 7,091	$1,301	$ 4	$ 651	$13,857	$ 52	$ 6,440	$ 0	$ 0	$ 0
Massachusetts Fund	$ 4,220	$ 4,496	$26,098	$ 325	$ 599	$ 286	$ 3,894	$ 3,897	$25,812	$ 0	$ 0	$ 0
Michigan Fund	$ 4,125	$ 60	$18,182	$ 669	$ 60	$ 675	$ 3,456	$ 0	$17,507	$ 0	$ 0	$ 0
Minnesota Fund	$ 2,240	$ 1,957	$19,283	$ 179	$ 157	$1,081	$ 2,061	$ 1,800	$18,202	$ 0	$ 4,912	$ 14
New Jersey Fund	$10,045	$11,660	$63,876	$ 848	$1,416	$1,517	$ 9,197	$10,244	$62,359	$ 0	$ 0	$ 0
North Carolina Fund	$ 6,651	$ 2,035	$13,469	$ 548	$ 143	$ 765	$ 6,103	$ 1,892	$12,704	$ 0	$ 0	$ 0
Ohio Fund	$12,231	$ 4,724	$70,310	$ 948	$ 408	$1,073	$11,283	$ 4,316	$69,237	$ 0	$ 517	$ 0
Pennsylvania Fund	$ 8,804	$ 6,503	$46,564	$ 838	$ 634	$2,334	$ 7,966	$ 5,869	$44,230	$ 961	$ 0	$ 0
Texas Fund	$ 783	$ 731	$11,944	$ 47	$ 62	$ 126	$ 735	$ 669	$11,818	$ 0	$ 0	$ 0

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The Distributor may reallow discounts to selected dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of each Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of each Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of a Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of a Fund and any other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of each Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

 The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into a Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from such Fund.

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TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLIM/FAM-Advised funds, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of a Fund at net asset value. Each Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of a Fund must satisfy that Fund’s suitability standards.

Class D shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of a Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in a Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

Class D shares of each Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of a Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

Class D shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of a Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class D shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

24

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of a Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	3.0%
2-3	2.0%
3-4	1.0%
4 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

The Class B CDSC may be waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which a Fund’s shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and “ — Systematic Withdrawal Plan.”

25

Conversion of Class B Shares to Class D Shares. After approximately ten years (the “Conversion Period”), Class B shares of a Fund will be converted automatically into Class D shares of that Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. You should consult your tax advisor regarding the state and local tax consequences of the conversion or exchange of shares.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of a Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of such Fund held in the account on the Conversion Date will be converted to Class D shares of such Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

Class B shareholders of a Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Share certificates for Class B shares of a Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Systematic Withdrawal Plan.”

26

Class B and Class C Sales Charge Information

	Class B Shares*
	Fiscal Year Ended July 31, 2001		Fiscal Year Ended July 31, 2000		Fiscal Year Ended July 31, 1999
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
Arizona Fund	$10,554	$10,554	$ 34,578	$ 34,578	$ 78,116	$ 78,116
Connecticut Fund	$20,679	$20,679	$ 73,211	$ 73,211	$ 30,299	$ 30,299
Florida Fund	$92,714	$92,714	$210,266	$210,266	$164,622	$164,622
Maryland Fund	$26,495	$26,495	$ 57,875	$ 57,875	$ 51,952	$ 51,952
Massachusetts Fund	$35,623	$35,623	$ 42,582	$ 42,582	$ 31,815	$ 31,815
Michigan Fund	$31,672	$31,672	$ 70,943	$ 70,943	$ 66,089	$ 66,089
Minnesota Fund	$ 7,255	$ 7,255	$ 21,145	$ 21,145	$ 16,418	$ 16,418
New Jersey Fund	$96,675	$96,675	$189,375	$189,375	$172,067	$172,067
North Carolina Fund	$33,735	$33,735	$ 17,335	$ 17,335	$ 38,152	$ 38,152
Ohio Fund	$40,253	$40,253	$ 40,765	$ 40,765	$ 46,755	$ 46,755
Pennsylvania Fund	$25,935	$25,935	$116,169	$116,169	$ 84,414	$ 84,414
Texas Fund	$ 9,866	$ 9,866	$ 64,611	$ 64,611	$ 26,254	$ 26,254

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

	Class C Shares
	Fiscal Year Ended July 31, 2001		Fiscal Year Ended July 31, 2000		Fiscal Year Ended July 31, 1999
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
Arizona Fund	$4,500	$4,500	$ 0	$ 0	$ 567	$ 567
Connecticut Fund	$2,045	$2,045	$1,243	$1,243	$ 674	$ 674
Florida Fund	$ 795	$ 795	$6,830	$6,830	$3,967	$3,967
Maryland Fund	$ 130	$ 130	$2,021	$2,021	$1,780	$1,780
Massachusetts Fund	$ 145	$ 145	$7,596	$7,596	$5,118	$5,118
Michigan Fund	$2,315	$2,315	$ 280	$ 280	$2,977	$2,977
Minnesota Fund	$ 0	$ 0	$1,400	$1,400	$1,338	$1,338
New Jersey Fund	$ 456	$ 456	$4,257	$4,257	$4,477	$4,477
North Carolina Fund	$ 0	$ 0	$ 48	$ 48	$ 396	$ 396
Ohio Fund	$ 1	$ 1	$ 86	$ 86	$ 959	$ 959
Pennsylvania Fund	$ 372	$ 372	$ 676	$ 676	$1,300	$1,300
Texas Fund	$ 104	$ 104	$ 38	$ 38	$ 234	$ 234

Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to each Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of a Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (“NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options.

Class A shares of each Fund (“Eligible Class A Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Manager or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on

27

or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of a Fund (“Eligible Class D Shares”) at net asset value, if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that Fund’s initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

Subject to the conditions set forth below, shares of a Fund are offered at net asset value to holders of shares of common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of such Fund, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of such Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. will receive Class D shares of such Fund, except that shareholders of Merrill Lynch Municipal Strategy Fund, Inc. who already own Class A shares of such Fund may be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met.

In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of a Fund. This option is available only with respect to eligible shares as to which no CDSC (as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of such Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

Reference is made to “Key Facts — Fees and Expenses” in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by each Fund to the Distributor with respect to such classes.

The Distribution Plans for Class B, Class C and Class D shares provide that each Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of a Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

 The Distribution Plans for Class B and Class C shares provide that each Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35%, respectively, of the average daily net assets of each Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of each Fund, including payments to financial advisors for selling Class B and Class C shares of a Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase

28

Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisors, a selected dealer or other financial intermediary in connection with the sale of the Class B and Class C shares.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the relevant Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

 Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees, distribution fees and the CDSCs, and distribution-related expenses consist of financial advisor compensation.

Set forth below is information regarding the fully allocated accrual data relating to the Class B and Class C shares of each Fund.

	Class B Shares
	Fully Allocated Accrual Revenues Exceed Fully Allocated Accrual Expenses Since Commencement of Operations of Class B Shares* as of December 31, 2000	Percentage of Class B Net Assets at December 31, 2000	Direct Cash Revenues Exceed Direct Cash Expenses Since Commencement of Operations of Class B Shares as of Fiscal Year Ended July 31, 2001	Percentage of Class B Net Assets at July 31, 2001
Arizona Fund	$ (728,000)	2.17%	$1,897,146	5.58%
Connecticut Fund	$ (708,000)	1.92%	$ 578,417	1.39%
Florida Fund	$(2,404,000)	2.51%	$5,236,162	6.06%
Maryland Fund	$ (512,000)	2.58%	$ 465,772	2.15%
Massachusetts Fund	$ (761,000)	2.07%	$1,709,628	4.76%
Michigan Fund	$(1,192,000)	3.41%	$1,341,673	4.04%
Minnesota Fund	$ (665,000)	2.04%	$1,144,453	3.57%
New Jersey Fund	$(2,325,000)	2.94%	$1,113,033	1.54%
North Carolina Fund	$ (557,000)	2.26%	$1,049,658	4.53%
Ohio Fund	$ (840,000)	2.30%	$1,468,962	4.57%
Pennsylvania Fund	$(1,477,000)	2.36%	$2,978,915	4.95%
Texas Fund	$ (977,000)	3.34%	$1,557,031	5.84%

*	Information with respect to the date of commencement of operations for each Fund’s Class B shares is set forth in Appendix N to this Statement of Additional Information.

29

	Class C Shares
	Fully Allocated Accrual Revenues Exceed Fully Allocated Accrual Expenses Since Commencement of Operations of Class C Shares* as of December 31, 2000	Percentage of Class C Net Assets at December 31, 2000	Direct Cash Revenues Exceed Direct Cash Expenses Since Commencement of Operations of Class C Shares* as of Fiscal Year Ended July 31, 2001	Percentage of Class C Net Assets at July 31, 2001
Arizona Fund	$ 0	0%	$ 30,477	1.77%
Connecticut Fund	$(12,000)	.21%	$ 92,102	1.62%
Florida Fund	$(15,000)	.17%	$183,128	2.01%
Maryland Fund	$(10,000)	.51%	$ 55,233	2.51%
Massachusetts Fund	$ 2,000.06%		$ 60,170	2.35%
Michigan Fund	$(19,000)	.56%	$ 59,069	1.71%
Minnesota Fund	$(18,000)	.89%	$ 32,703	1.36%
New Jersey Fund	$(50,000)	.64%	$145,492	1.40%
North Carolina Fund	$ (6,000)	.36%	$ 43,600	2.50%
Ohio Fund	$ (8,000)	.36%	$ 52,554	1.59%
Pennsylvania Fund	$(30,000)	.49%	$132,258	1.89%
Texas Fund	$(44,000)	6.27%	$ 20,766	2.95%

*	Information with respect to the date of commencement of operations for each Fund’s Class C shares is set forth in Appendix N to this Statement of Additional Information.

Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for Class B, Class C and Class D shares. All of the amounts expended were allocated to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with the Class B, Class C and Class D shares of each Fund.

	Data calculated as of the Fiscal Year Ended July 31, 2001
	Class B		Class C		Class D
	Paid to the Distributor Pursuant to Class B Distribution Plan	Average Daily Net Assets Subject to Class B Distribution Plan (in millions)	Paid to the Distributor Pursuant to Class C Distribution Plan	Average Daily Net Assets Subject to Class C Distribution Plan (in millions)	Paid to the Distributor Pursuant to Class D Distribution Plan	Average Daily Net Assets Subject to Class D Distribution Plan (in millions)
Arizona Fund	$170,436	$34.1	$ 7,944	$1.3	$ 5,399	$ 5.4
Connecticut Fund	$187,068	$37.4	$34,048	$5.7	$ 5,681	$ 5.7
Florida Fund	$471,223	$94.2	$52,630	$8.8	$28,750	$28.8
Maryland Fund	$100,298	$20.1	$12,001	$2.0	$ 1,246	$ 1.2
Massachusetts Fund	$181,569	$36.3	$16,656	$2.8	$ 3,152	$ 3.2
Michigan Fund	$175,867	$35.2	$20,761	$3.5	$ 2,473	$ 2.5
Minnesota Fund	$160,988	$32.2	$12,192	$2.0	$ 1,893	$ 1.9
New Jersey Fund	$391,261	$78.3	$50,210	$8.4	$12,000	$12.0
North Carolina Fund	$121,592	$24.3	$10,289	$1.7	$ 3,535	$ 3.5
Ohio Fund	$174,740	$34.9	$14,902	$2.5	$ 4,093	$ 4.1
Pennsylvania Fund	$312,656	$62.5	$36,967	$6.2	$10,057	$10.1
Texas Fund	$142,221	$28.4	$ 4,255	$0.7	$ 1,170	$ 1.2

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to a Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales.

30

Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to such Fund rather than to the Distributor; however, each Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following table sets forth comparative information as of July 31, 2001 with respect to the Class B and Class C shares of each Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

	Class B Shares for the Period from Commencement of Operations(1) to Fiscal Year Ended July 31, 2001 (in thousands)
	Eligible Gross Sales (2)	Allowable Aggregate Sales Charges(3)	Allowable Interest on Unpaid Balance(4)	Maximum Amount Payable	Amounts Previously Paid to Distributor (5)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(6)
Arizona Fund
Under NASD Rule as Adopted	$118,094	$ 7,380	$ 5,849	$13,229	$ 2,582	$10,647	$ 85
Under Distributor’s Voluntary Waiver	$118,094	$ 7,381	$ 591	$ 7,972	$ 2,582	$ 5,390	$ 85

Connecticut Fund
Under NASD Rule as Adopted	$ 59,449	$ 3,756	$ 1,542	$ 5,298	$998,070	$ 4,300	$104
Under Distributor’s Voluntary Waiver	$ 59,449	$ 3,716	$ 297	$ 4,013	$998,070	$ 3,015	$104

Florida Fund
Under NASD Rule as Adopted	$343,577	$21,403	$17,542	$38,945	$ 7,166	$31,779	$216
Under Distributor’s Voluntary Waiver	$343,577	$21,474	$ 1,718	$23,192	$ 7,166	$16,026	$216

Maryland Fund
Under NASD Rule as Adopted	$ 44,664	$ 2,786	$ 1,431	$ 4,217	$ 814	$ 3,403	$ 54
Under Distributor’s Voluntary Waiver	$ 44,664	$ 2,792	$ 223	$ 3,015	$ 814	$ 2,201	$ 54

Massachusetts Fund
Under NASD Rule as Adopted	$109,837	$ 6,822	$ 5,218	$12,040	$ 2,368	$ 9,672	$ 90
Under Distributor’s Voluntary Waiver	$109,837	$ 6,865	$ 549	$ 7,414	$ 2,368	$ 5,046	$ 90

Michigan Fund
Under NASD Rule as Adopted	$106,985	$ 6,676	$ 4,665	$11,341	$ 2,039	$ 9,302	$ 83
Under Distributor’s Voluntary Waiver	$106,985	$ 6,687	$ 535	$ 7,222	$ 2,039	$ 5,183	$ 83

Minnesota Fund
Under NASD Rule as Adopted	$ 77,543	$ 4,847	$ 3,889	$ 8,736	$ 1,529	$ 7,207	$ 80
Under Distributor’s Voluntary Waiver	$ 77,543	$ 4,846	$ 388	$ 5,234	$ 1,529	$ 3,705	$ 80

New Jersey Fund
Under NASD Rule as Adopted	$310,317	$19,293	$15,509	$34,802	$ 6,433	$28,369	$181
Under Distributor’s Voluntary Waiver	$310,317	$19,395	$ 1,552	$20,947	$ 6,433	$14,514	$181

North Carolina Fund
Under NASD Rule as Adopted	$ 69,634	$ 4,304	$ 3,169	$ 7,473	$ 1,432	$ 6,041	$ 58
Under Distributor’s Voluntary Waiver	$ 69,634	$ 4,352	$ 348	$ 4,700	$ 1,432	$ 3,268	$ 58

Ohio Fund
Under NASD Rule as Adopted	$ 98,624	$ 6,002	$ 4,466	$10,468	$ 2,009	$ 8,459	$ 80
Under Distributor’s Voluntary Waiver	$ 98,624	$ 6,164	$ 493	$ 6,657	$ 2,009	$ 4,648	$ 80

Pennsylvania Fund
Under NASD Rule as Adopted	$190,666	$11,909	$ 9,103	$21,012	$ 3,934	$17,078	$151
Under Distributor’s Voluntary Waiver	$190,666	$11,917	$ 953	$12,870	$ 3,934	$ 8,936	$151

Texas Fund
Under NASD Rule as Adopted	$104,602	$ 6,510	$ 5,540	$12,050	$ 2,312	$ 9,738	$ 67
Under Distributor’s Voluntary Waiver	$104,602	$ 6,538	$ 523	$ 7,061	$ 2,312	$ 4,749	$ 67

(footnotes are on page 32)

31

	Class C Shares for the Period from Commencement of Operations(1) to Fiscal Year Ended July 31, 2001 (in thousands)
	Eligible Gross Sales (2)	Allowable Aggregate Sales Charges(3)	Allowable Interest on Unpaid Balances(4)	Maximum Amount Payable	Amounts Previously Paid to Distributor (5)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(6)
Arizona Fund
Under NASD Rule as Adopted	$ 3,928	$ 246	$ 95	$ 341	$ 33	$ 308	$ 6

Connecticut Fund
Under NASD Rule as Adopted	$10,097	$ 631	$218	$ 849	$ 92	$ 757	$20

Florida Fund
Under NASD Rule as Adopted	$16,746	$1,025	$412	$1,437	$182	$1,255	$32

Maryland Fund
Under NASD Rule as Adopted	$ 5,865	$ 367	$147	$ 514	$ 57	$ 457	$ 8

Massachusetts Fund
Under NASD Rule as Adopted	$ 5,971	$ 373	$138	$ 511	$ 64	$ 447	$ 9

Michigan Fund
Under NASD Rule as Adopted	$ 7,268	$ 454	$155	$ 609	$ 64	$ 545	$12

Minnesota Fund
Under NASD Rule as Adopted	$ 3,548	$ 221	$ 79	$ 300	$ 34	$ 266	$ 8

New Jersey Fund
Under NASD Rule as Adopted	$18,743	$1,179	$417	$1,596	$163	$1,433	$36

North Carolina Fund
Under NASD Rule as Adopted	$ 4,020	$ 249	$118	$ 367	$ 43	$ 324	$ 6

Ohio Fund
Under NASD Rule as Adopted	$ 6,796	$ 425	$167	$ 592	$ 55	$ 537	$12

Pennsylvania Fund
Under NASD Rule as Adopted	$12,950	$ 809	$333	$1,142	$135	$1,007	$25

Texas Fund
Under NASD Rule as Adopted	$ 2,384	$ 149	$ 77	$ 226	$ 24	$ 202	$ 2

(1)	Information with respect to the date of commencement of operations for each class of shares of each Fund is set forth in Appendix N to this Statement of Additional Information.
(2)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(3)	Includes amounts attributable to exchanges from Summit which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(4)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(5)	Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts — Fees and Expenses” in each Fund’s Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(6)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

32

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in each Fund’s Prospectus.

Each Fund is required to redeem for cash all shares of the respective Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by each Fund at such time.

The Trust, on behalf of each Fund, has entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Funds with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to a Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption requests may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies WithRights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an account less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following

33

situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. A Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Repurchase

Each Fund also will repurchase its shares through a selected securities dealer or other financial intermediary. A Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by a Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to a Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to a Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. Each Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by a Fund may redeem such Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

Shareholders who have redeemed their Class A or Class D shares of a Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of such Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

34

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of each Fund is determined by the Manager once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of a Fund. The per share net asset value of Class C shares will generally be lower than the per share net asset value of Class B shares reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

The State Municipal Bonds and Municipal Bonds and other portfolio securities in which a Fund invests are traded primarily in over-the-counter (“OTC”) municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. One bond is the “yield equivalent” of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

35

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of each Fund based on the value of the Fund’s net assets and number of shares outstanding on July 31, 2001 is set forth below.

	Class A
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge (4.00% of offering price; 4.17% of net asset value per share)*	Offering Price
Arizona Fund	$11,413,531	1,073,557	$10.63	$.44	$11.07
Connecticut Fund	$ 6,950,749	653,517	$10.64	$.44	$11.08
Florida Fund	$29,052,627	2,864,307	$10.14	$.42	$10.56
Maryland Fund	$ 1,787,697	181,828	$ 9.83	$.41	$10.24
Massachusetts Fund	$ 3,928,323	368,174	$10.67	$.44	$11.11
Michigan Fund	$ 7,859,710	788,093	$ 9.97	$.42	$10.39
Minnesota Fund	$ 4,109,721	383,332	$10.72	$.45	$11.17
New Jersey Fund	$23,968,461	2,288,137	$10.48	$.44	$10.92
North Carolina Fund	$ 6,440,726	609,280	$10.57	$.44	$11.01
Ohio Fund	$ 6,109,025	588,322	$10.38	$.43	$10.81
Pennsylvania Fund	$13,577,966	1,235,319	$10.99	$.46	$11.45
Texas Fund	$ 4,316,012	422,684	$10.21	$.43	$10.64

	Class B
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price
Arizona Fund	$33,972,049	3,195,310	$10.63	**	$10.63
Connecticut Fund	$41,669,408	3,917,293	$10.64	**	$10.64
Florida Fund	$86,432,681	8,521,336	$10.14	**	$10.14
Maryland Fund	$21,654,595	2,201,932	$ 9.83	**	$ 9.83
Massachusetts Fund	$35,952,141	3,369,698	$10.67	**	$10.67
Michigan Fund	$33,219,850	3,330,860	$ 9.97	**	$ 9.97
Minnesota Fund	$32,134,894	2,996,692	$10.72	**	$10.72
New Jersey Fund	$72,173,183	6,889,711	$10.48	**	$10.48
North Carolina Fund	$23,157,367	2,190,192	$10.57	**	$10.57
Ohio Fund	$32,138,002	3,095,025	$10.38	**	$10.38
Pennsylvania Fund	$60,251,919	5,481,833	$10.99	**	$10.99
Texas Fund	$26,642,103	2,609,131	$10.21	**	$10.21

	Class C
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price
Arizona Fund	$ 1,722,997	162,185	$10.62	**	$10.62
Connecticut Fund	$ 5,689,760	534,537	$10.64	**	$10.64
Florida Fund	$ 9,110,440	899,746	$10.13	**	$10.13
Maryland Fund	$ 2,204,220	224,069	$ 9.84	**	$ 9.84
Massachusetts Fund	$ 2,565,179	240,645	$10.66	**	$10.66
Michigan Fund	$ 3,472,951	348,218	$ 9.97	**	$ 9.97
Minnesota Fund	$ 2,409,689	224,680	$10.72	**	$10.72
New Jersey Fund	$10,388,021	991,919	$10.47	**	$10.47
North Carolina Fund	$ 1,742,440	164,827	$10.57	**	$10.57
Ohio Fund	$ 3,307,832	318,583	$10.38	**	$10.38
Pennsylvania Fund	$ 7,007,476	637,495	$10.99	**	$10.99
Texas Fund	$ 704,824	68,951	$10.22	**	$10.22

36

	Class D
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge (4.00% of offering price; 4.17% of net asset value per share)*	Offering Price
Arizona Fund	$ 6,085,841	572,935	$10.62	$.44	$11.06
Connecticut Fund	$ 5,777,883	543,082	$10.64	$.44	$11.08
Florida Fund	$38,564,171	3,808,285	$10.13	$.42	$10.55
Maryland Fund	$ 1,726,176	175,609	$ 9.83	$.41	$10.24
Massachusetts Fund	$ 3,325,382	311,612	$10.67	$.44	$11.11
Michigan Fund	$ 2,582,537	259,170	$ 9.96	$.42	$10.38
Minnesota Fund	$ 2,108,627	196,514	$10.73	$.45	$11.18
New Jersey Fund	$17,424,410	1,662,500	$10.48	$.44	$10.92
North Carolina Fund	$ 4,040,041	382,039	$10.57	$.44	$11.01
Ohio Fund	$ 4,162,384	400,986	$10.38	$.43	$10.81
Pennsylvania Fund	$12,120,743	1,101,509	$11.00	$.46	$11.46
Texas Fund	$ 1,396,416	136,546	$10.23	$.43	$10.66

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of each Fund’s portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Funds. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for a Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The portfolio securities of each Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of a Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with a Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for such Fund.

Because of the affiliation of Merrill Lynch with the Manager, each Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. The Trust recently received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the “Group Order

37

Exemptive Order”). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. No transactions were executed pursuant to the Group Order Exemptive Order for the fiscal years ended July 31, 2001, the first fiscal year in which the Group Order Exemptive Order was in effect. Under another exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Information regarding transactions executed pursuant to this exemptive order is set forth in the following table:

	For the Fiscal Year Ended July 31, 2001*		For the Fiscal Year Ended July 31, 2000*		For the Fiscal Year Ended July 31, 1999*
	Number of Transactions	Approximate Aggregate Market Value of Transactions	Number of Transactions	Approximate Aggregate Market Value of Transactions	Number of Transactions	Approximate Aggregate Market Value of Transactions
Connecticut Fund	5	$4,800,000	1	$ 800,000	2	$2,100,000
Maryland Fund	0	$ 0	0	$ 0	1	$ 400,000
Massachusetts Fund	0	$ 0	0	$ 0	8	$9,600,000
New Jersey Fund	0	$ 0	1	$ 2,600,000	0	$ 0
North Carolina Fund	1	$ 200,000	8	$10,600,000	1	$ 500,000
Texas Fund	6	$2,800,000	0	$ 0	0	$ 0

*	Arizona Fund, Florida Fund, Michigan Fund, Minnesota Fund, Ohio Fund and Pennsylvania Fund executed no transactions under the order for the fiscal years ended July 31, 1999, 2000 and 2001.

An affiliated person of the Trust may serve as broker for a Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

 No Fund may purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust, which either comply with rules adopted by the Commission or with interpretations of the Commission staff or pursuant to the Group Order Exemptive Order. Rule 10f-3 under the Investment Company Act and the Group Order Exemptive Order set forth conditions under which a Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule and the Group Order Exemptive Order set forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by a Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from such Fund and annual statements as to aggregate compensation will be provided to such Fund.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

38

SHAREHOLDER SERVICES

The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Funds. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Funds, by calling the telephone number on the cover page hereof, or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary.

Investment Accounts

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary, to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

Exchange Privilege

 U.S. shareholders of each class of shares of each Fund have an exchange privilege with certain other Select Pricing Funds and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. Such treatment may also apply for state and local tax purposes.

Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of a Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder

39

holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of a Fund acquired through use of the exchange privilege will be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or ClassC shares. Effective June 1, 2001, many MLIM/FAM-advised equity funds have a six-year CDSC schedule for Class B shares instead of the four-year CDSC schedule in effect prior to June 1, 2001. A shareholder who purchased a Fund’s Class B shares on or after June 1, 2001, and who wishes to exchange those shares for Class B shares of an equity fund will be subject to the equity fund’s six-year CDSC schedule. For example, an investor may exchange Class B shares of a Fund purchased on or after June 1, 2001 for those of Merrill Lynch Small Cap Value Fund, Inc, (“Small Cap Value Fund”) after having held such Fund’s Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of the Fund Class B shares to the four-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years. A Fund shareholder who purchased Class B shares prior to June 1, 2001 who wishes to exchange those shares for Class B shares of an equity fund will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001 and will have his or her holding period “tacked” to the holding period for the new Class B shares. More information on exchanges of Class B and Class C shares can be obtained by calling 1-800-MER-FUND or by writing the Trust at the above address.

Exchanges for Shares of a Money Market Fund. Class A and Class D shares of any Fund are exchangeable for Class A shares of Summit and Class B and Class C shares of any Fund are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternate exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

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Prior to October 12, 1998, exchanges from the Funds and other Select Pricing Funds into a money market Fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of a Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of a Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program. A Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of a Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of a Fund being acquired in the exchange under the MFA Program.

Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise such Fund of the exchange. Shareholders of a Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers or other financial intermediary. Each Fund reserves the right to require a properly completed Exchange Application.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address of the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. Each Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited

41

circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a Fund’s Automatic Investment Plan. Under an Automatic Investment Plan, a Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of a shareholder through charges of $50 or more to the regular bank account of that shareholder by either pre-authorized checks or automated clearing house debits. An investor whose shares of a Fund are held within a CMA® or CBA® Account may arrange to have periodic investments made in such Fund in amounts of $100 or more through the CMA® or CBA® Automatic Investment Program.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of a Fund. Such reinvestment will be at the net asset value of shares of such Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of a Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Funds are not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are automatically reinvested in shares of such Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the respective Fund, the Transfer Agent or the Distributor.

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With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Funds will not knowingly accept purchase orders for shares of a Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or CBA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if a Fund’s shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

DIVIDENDS AND TAXES

Dividends

The net investment income of each Fund is declared as dividends daily prior to the determination of the net asset value, which is calculated as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on that day. The net investment income of a Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the relevant Fund at net asset value as of the close of business on the “payment date” unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

All net realized capital gains, if any, are declared and distributed to each Fund’s shareholders at least annually. Capital gain dividends will be reinvested automatically in shares of the respective Fund unless the shareholder elects to receive such dividends in cash.

The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See “Pricing of Shares — Determination of Net Asset Value.”

See “Shareholder Services” for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends that are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of a Fund or received in cash.

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Taxes

The Trust intends to continue to qualify each Fund for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, that Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause each Fund to distribute substantially all of such income.

As discussed in each Fund’s Prospectus, the Trust has established a number of series, each referred to herein as a “Fund.” Each Fund is treated as a separate corporation for Federal income tax purposes and therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in each Fund’s Prospectus and herein. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as each of the Funds, that pays exempt-interest dividends.

The Trust intends to qualify each Fund to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of such Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to such Fund’s shareholders within 60 days after the close of a Fund’s taxable year. Each Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

The Trust will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for state income tax purposes based on a method similar to that described above for Federal income tax purposes.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as each of the Funds, will not be deductible by the investor for Federal or, generally for state personal income tax purposes, to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of “industrial development bonds” or “private activity bonds,” if any, held by a Fund.

To the extent any Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes and for income tax purposes of the designated state. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of each Fund’s taxable year, the Trust will provide shareholders of each Fund with a written notice designating the amounts of any exempt-interest dividends and

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capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Additionally, the Trust will inform shareholders annually regarding the portion of a Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from income taxes and/or intangibles taxes, if applicable, in the relevant state. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of a Fund’s shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. The Funds will purchase such “private activity bonds,” and the Trust will report to shareholders within 60 days after calendar year-end the portion of each respective Fund’s dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

Each Fund may invest in high yield securities, as described in “Investment Objective and Policies — Description of Municipal Bonds.” Furthermore, each Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments (“non-traditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis on the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to a Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

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Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

Each Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities (“financial futures contracts”). Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in swap agreements, financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in swap agreements, financial futures contracts or the related options.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and, the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

State Tax Issues

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Bonds. To the extent that the Arizona Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable as ordinary income for Arizona purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trust and estates, to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Connecticut Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they

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are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to shareholders subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Connecticut Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the shareholder’s Federal adjusted gross income.

Dividends paid by the Connecticut Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the shareholder owns at least 20% of the total voting power and value of the Connecticut Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Florida. Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Florida Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. The Florida Fund’s shares will be exempt from the Florida intangible personal property tax if, on the last business day of the prior calendar year, at least ninety percent of the net asset value of the portfolio of assets corresponding to the shares in the Florida Fund is invested in assets that are exempt from the Florida intangible personal property tax.

The Florida Fund received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least ninety percent of the net asset value of the portfolio of assets corresponding to shares in the Florida Fund is invested in assets that are exempt from the Florida intangible personal property tax, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Thus, if the 90% portfolio requirement is met, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions; obligations of the United States Government or its agencies; and cash. If shares of the Florida Fund are subject to Florida intangible personal property tax because less than 90% of the net asset value of the Florida Fund’s assets on the last business day of the previous calendar year consisted of assets exempt from Florida intangible personal property tax, only that portion of the value of Florida Fund shares equal to the portion of the net asset value of the Florida Fund that is attributable to obligations of the U.S. Government will be exempt from taxation. The Florida Fund anticipates that on the last business day of each calendar year at least 90% of the net asset value of the Florida Fund’s assets will consist of assets exempt from the Florida intangible personal property tax.

Maryland. The portion of the Maryland Fund’s exempt-interest dividends paid from interest received by the Maryland Fund from Maryland State Municipal Bonds and distributions attributable to gains from Maryland State Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Maryland Fund will be subject to Maryland income tax. Maryland presently includes in Maryland taxable income of a noncorporate taxpayer a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland State Municipal Bonds or (ii) are Maryland State Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions of the Maryland Fund’s portfolio attributable to such private activity bonds may not be exempt from Maryland State and local individual income taxes.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are

47

subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”).

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain obligations that are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rates for long-term capital gains vary from 0% to 5% based on the holding period of the asset generating the gain. Capital gain dividends of a mutual fund are taxed at the 5% rate unless the fund provides certain information to the Massachusetts Commissioner of Revenue and to its shareholders regarding the various rate categories from which its net capital gains were derived. The Massachusetts Fund does not at this time intend to provide such information; accordingly, all of its capital gain dividends will be taxable at the 5% rate. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder, that relates or is allocable to Massachusetts-exempt dividends received by the shareholder, will not be deductible for Massachusetts personal income tax purposes.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Bonds. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Bonds, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate will begin a gradual reduction beginning in year 2000, from the present 4.2 percent, down to a 3.9 percent rate for year 2004 and beyond. The single business tax is being phased out over a twenty-three year period at a rate of one-tenth of one percent per year beginning in 1999.

Minnesota. The portion of exempt-interest dividends that is derived from interest income on obligations issued by or on behalf of the State of Minnesota, its political subdivisions, agencies and instrumentalities, and Indian tribes located in Minnesota is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such obligations paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Minnesota Fund. In the event that less than 95% of the exempt-interest dividends paid by the Minnesota Fund is derived from interest on obligations issued by or on behalf of the State of Minnesota, its political subdivisions, agencies and instrumentalities, and Indian tribes located in Minnesota, the dividends derived from such interest will not be exempt from the Minnesota personal income tax. Also excluded from Minnesota taxable net income of individuals, estates and trusts are dividends that are directly attributable to interest on obligations of the Government of Puerto Rico, the Territory of Guam and certain other territories and possessions of the United States. Exempt-interest dividends are included, however, in determining the portion, if any, of an individual’s social security and railroad retirement benefits subject to Minnesota income taxation, and exempt-interest dividends are subject to Minnesota alternative minimum tax. Other dividends will be subject to Minnesota income tax, and capital gains are taxed by Minnesota at ordinary income tax rates. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions, and dividends paid by the Minnesota Fund are not eligible for the

48

dividends received deduction. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for Minnesota personal income and corporate franchise tax purposes to the extent of any exempt-interest dividends received by shareholders, even where all or a portion of such dividends is not excluded from Minnesota taxable income. Minnesota law does not permit a deduction for interest on indebtedness incurred or continued by individuals, estates and trusts to purchase or carry shares of the Fund. Minnesota law also restricts the deductibility of other expenses allocable to such shares.

The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Minnesota Fund is not aware of any judicial decision holding that a state’s exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Minnesota Fund cannot predict the likelihood that interest on the Minnesota State Municipal Bonds held by the Minnesota Fund would become taxable under this Minnesota statutory provision.

New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Bonds, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Bonds at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax, if applicable, and may also be subject to state taxes in states other than New Jersey.

Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Bonds and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable

49

to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portions of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Bonds. To the extent that the Ohio Fund’s distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Ohio Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of, and capital employed by, dealers in intangibles for purposes of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Bonds, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Bonds will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Bonds or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Bonds on the annual assessment date.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio

50

investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania has enacted legislation which eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only by changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

Texas. Dividends paid by the Texas Fund to individual residents of Texas are not taxable by Texas because Texas does not impose a personal income tax. Consequently, individual Texas residents enjoy no special state income tax benefits by investing in the Fund.

Dividends paid by the Texas Fund to corporate, limited liability company and S corporation shareholders, who are not otherwise subject to Texas franchise tax, will not be subject to income taxation by Texas. Although Texas does not impose an income tax, as such, on corporations, limited liability companies and S corporations, the Texas franchise tax is based on both capital and earned surplus apportioned to Texas. Earned surplus for this purpose is primarily (1) a corporation’s net taxable income reported for Federal income tax purposes or (2) a limited liability company’s or S corporation’s net taxable income for Federal income tax purposes determined as if the limited liability company or S corporation were a regular corporation. The capital and earned surplus of a corporation, limited liability company or S corporation which is apportioned to Texas is based on the proportion of a corporation’s, limited liability company’s or S corporation’s gross receipts derived from Texas. Dividends paid by the Texas Fund will be taxed as derived outside Texas, except that (1) dividend distributions paid by the Texas Fund will not be taken into account for purposes of apportioning a corporation’s, limited liability company’s or S corporation’s earned surplus to Texas to the extent that such distributions are derived from tax-exempt interest and interest paid on certain Federal obligations and (2) the source of dividend distributions paid by the Texas Fund that are derived from capital gains is not clearly set forth in the Texas Tax Code or Texas Comptroller’s administrative regulations or rulings for purposes of apportioning a corporation’s, limited liability company’s or S corporation’s earned surplus to Texas; consequently, a prospective corporate, limited liability company or S corporation investor should consult its own tax adviser regarding this issue.

The Texas Fund will not be subject to Texas franchise tax.

 The foregoing is a general and abbreviated summary of the tax laws for the designated states as presently in effect. Shareholders of a Fund subject to income taxation by states other than such Fund’s designated state will realize a lower after-tax rate of return than shareholders subject to taxation in such Fund’s designated state since the dividends distributed by that Fund will not generally be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each Fund should consult their tax advisers about other state and local tax consequences of their investment in such Fund.

PERFORMANCE DATA

From time to time each Fund may include its yield, tax-equivalent yield, average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on a Fund’s historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring

51

expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of a Fund’s yield that is not tax-exempt.

Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of each Fund for the periods indicated.

Arizona Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	4.57%	4.38%	7.28%	4.47%
Five Years Ended July 31, 2001	4.74%	5.06%	4.94%	4.63%
Inception (November 29, 1991) to July 31, 2001	6.13%	6.04%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.70%	5.60%
	Yield
30 days ended July 31, 2001	3.98%	3.64%	3.54%	3.88%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.53%	5.06%	4.92%	5.40%

*	Based on a Federal income tax rate of 28%.

52

Connecticut Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	4.95%	4.77%	7.56%	4.85%
Five Years Ended July 31, 2001	4.95%	5.28%	5.15%	4.84%
Inception (July 1, 1994) to July 31, 2001	5.67%	5.75%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.94%	5.84%
	Yield
30 days ended July 31, 2001	4.01%	3.68%	3.58%	3.92%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.57%	5.11%	4.98%	5.44%

*	Based on a Federal income tax rate of 28%.

Florida Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.32%	5.16%	8.17%	5.33%
Five Years Ended July 31, 2001	4.78%	5.11%	5.03%	4.70%
Ten Years Ended July 31, 2001	5.75%	5.64%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.70%	5.60%
	Yield
30 days ended July 31, 2001	4.40%	4.08%	3.98%	4.30%
	Tax Equivalent Yield*
30 days ended July 31, 2001	6.11%	5.67%	5.53%	5.97%

*	Based on a Federal income tax rate of 28%.

Maryland Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.05%	4.88%	7.87%	5.06%
Five Years Ended July 31, 2001	5.34%	5.67%	5.56%	5.24%
Inception (October 29, 1993) to July 31, 2001	4.29%	4.31%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	6.12%	6.01%
	Yield
30 days ended July 31, 2001	3.71%	3.36%	3.25%	3.61%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.15%	4.66%	4.52%	5.02%

*	Based on a Federal income tax rate of 28%.

53

Massachusetts Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.59%	5.44%	8.34%	5.49%
Five Years Ended July 31, 2001	4.48%	4.80%	4.68%	4.35%
Inception (February 28, 1992) to July 31, 2001	5.85%	5.77%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.55%	5.48%
	Yield
30 days ended July 31, 2001	3.89%	3.55%	3.45%	3.80%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.40%	4.93%	4.79%	5.27%

*	Based on a Federal income tax rate of 28%.

Michigan Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.22%	5.06%	7.95%	5.13%
Five Years Ended July 31, 2001	4.23%	4.55%	4.44%	4.12%
Inception (January 29, 1993) to July 31, 2001	4.70%	4.67%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.34%	5.23%
	Yield
30 days ended July 31, 2001	3.90%	3.56%	3.46%	3.81%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.42%	4.95%	4.81%	5.29%

*	Based on a Federal income tax rate of 28%.

Minnesota Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	4.60%	4.30%	7.19%	4.49%
Five Years Ended July 31, 2001	5.10%	5.43%	5.32%	5.02%
Inception (March 27, 1992) to July 31, 2001	5.82%	5.74%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.62%	5.54%
	Yield
30 days ended July 31, 2001	3.79%	3.45%	3.35%	3.70%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.27%	4.79%	4.65%	5.13%

*	Based on a Federal income tax rate of 28%.

54

New Jersey Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	6.09%	5.95%	8.74%	5.88%
Five Years Ended July 31, 2001	4.64%	4.96%	4.84%	4.52%
Ten Years Ended July 31, 2001	5.64%	5.55%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.38%	5.30%
	Yield
30 days ended July 31, 2001	3.91%	3.57%	3.48%	3.82%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.43%	4.96%	4.83%	5.30%

*	Based on a Federal income tax rate of 28%.

North Carolina Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	4.76%	4.58%	7.58%	4.66%
Five Years Ended July 31, 2001	4.92%	5.25%	5.14%	4.80%
Inception (September 25, 1992) to July 31, 2001	5.58%	5.53%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.87%	5.77%
	Yield
30 days ended July 31, 2001	3.43%	3.07%	2.97%	3.34%
	Tax Equivalent Yield*
30 days ended July 31, 2001	4.76%	4.26%	4.12%	4.63%

*	Based on a Federal income tax rate of 28%.

Ohio Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	3.21%	2.96%	5.86%	3.10%
Five Years Ended July 31, 2001	4.22%	4.54%	4.43%	4.11%
Inception (February 28, 1992) to July 31, 2001	5.65%	5.58%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.39%	5.29%
	Yield
30 days ended July 31, 2001	3.44%	3.08%	2.98%	3.34%
	Tax Equivalent Yield*
30 days ended July 31, 2001	4.78%	4.28%	4.14%	4.64%

*	Based on a Federal income tax rate of 28%.

55

Pennsylvania Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.24%	5.07%	7.97%	5.13%
Five Years Ended July 31, 2001	4.92%	5.25%	5.14%	4.82%
Ten Years Ended July 31, 2001	6.34%	6.24%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.82%	5.73%
	Yield
30 days ended July 31, 2001	4.06%	3.72%	3.62%	3.96%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.63%	5.17%	5.03%	5.50%

*	Based on a Federal income tax rate of 28%.

Texas Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended July 31, 2001	5.58%	5.43%	8.30%	5.57%
Five Years Ended July 31, 2001	4.23%	4.56%	4.44%	4.15%
Inception (August 30, 1991) to July 31, 2001	5.97%	5.87%	—	—
Inception (October 21, 1994) to July 31, 2001	—	—	5.19%	5.12%
	Yield
30 days ended July 31, 2001	3.99%	3.66%	3.55%	3.90%
	Tax Equivalent Yield*
30 days ended July 31, 2001	5.54%	5.08%	4.93%	5.42%

*	Based on a Federal income tax rate of 28%.

Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

On occasion, the Funds may compare their performance to the Lehman Brothers Municipal Bond Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performance of such Fund and the index such as standard deviation and beta. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

56

A Fund may provide information designed to help investors understand how a Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from “Merrill Lynch Multi-State Tax-Exempt Series Trust” to “Merrill Lynch Multi-State Municipal Bond Series Trust,” and on December 22, 1987 the Trust again changed its name to “Merrill Lynch Multi-State Municipal Series Trust.” The Trust is an open-end management investment company comprised of separate Series, each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide shareholders who are residents of the state to which such Series relates with income exempt from Federal, and in certain cases state and local, income taxes. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of the Arizona Fund, Connecticut Fund, Florida Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Merrill Lynch New York Municipal Bond Fund, North Carolina Fund, Ohio Fund, Pennsylvania Fund and Texas Fund. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust.

At the date of this Statement of Additional Information, the shares of each Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares of a Fund represent interests in the same assets of that Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Trust have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See “Purchase of Shares.” The Trustees of the Trust may classify and reclassify the shares of any Fund into additional or other classes at a future date.

Each issued and outstanding share of a Fund is entitled to one vote and to participate equally in dividends and distributions with respect to that Fund and, upon liquidation or dissolution of the Fund, in the net assets of such Fund remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Fund.

57

The obligations and liabilities of a particular Fund are restricted to the assets of that Fund and do not extend to the assets of the Trust generally. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive or similar rights and will be freely transferable. Redemption and conversion privileges are as set forth elsewhere herein and in each Fund’s Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the “Declaration”) is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Merrill Lynch Multi-State Municipal Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the “Trust Property” only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust’s obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

The Manager provided the initial capital for each Fund by purchasing 10,000 shares of each Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Funds are added to the Trust, the organizational expenses will be allocated among the Funds in a manner deemed equitable by the Trustees.

Independent Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of each Fund.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

State Street Bank and Trust Company (the “Custodian”), P. O. Box 351, Boston, Massachusetts 02101, acts as the custodian of the assets of each of the Funds. The Custodian is responsible for maintaining, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest on the investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent” in each Fund’s Prospectus.

Legal Counsel

Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, is counsel for the Trust.

58

Reports to Shareholders

The fiscal year of each Fund ends on July 31. The Trust sends to each Fund’s shareholders, at least semi-annually, reports showing that Fund’s portfolio and other information. An Annual Report of each Fund, containing financial statements audited by independent auditors, is sent to shareholders of that Fund each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML & Co. has granted the Trust the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

To the knowledge of the Trust, the following persons or entities owned of record or beneficially 5% or more of any class of the respective Fund’s shares as of October 12, 2001:

Name & Address*	Percent of Class
Arizona Fund
Shemer Investment Co. C/O Martha E. Shemer	12.3% of Class A

Mr. Henry P. Marino and Mrs. Joanne Marino JTWROS	7.7% of Class A

F. Michael Geddes TTEE Sheila P. Geddes TTEE U/A DTD 04/05/1989 By Geddes Revocable Trust	7.2% of Class A

Coe & Van Loo Conslt. Eng. Inc	5.6% of Class A

Karen Raskin-Young TTEE U/A DTD 01/02/98 By Karen Raskin-Young	6.1% of Class B

Rodney L. Fethke	15.2% of Class C

Mr. Norman C. Foote and Mrs. Joy B. Foote TIC	8.5% of Class C

Miss Roseanne C. Sonchik	7.7% of Class C

Francesca L. Beach	7.4% of Class C

*	Unless otherwise noted the address for each record holder is 800 Scudders Mill Road, Plainsboro, NJ 08536.

59

Name & Address*	Percent of Class
Elleen Z. Lithall DCSD TTEE U/A DTD 12/20/1994 By Elleen Z. Lithall	6.8% of Class C

Mr. Lawrence R. Mc Cally	5.6% of Class C

Peter C. Brown	10.4% of Class D

Glen E. Moore TTEE Patricia L. Moore TTEE By Moore Revocable Trust UAD DTD 07/11/95	6.4% of Class D

Connecticut Fund
Jane C. Waters TTEE U/A DTD 11/30/1999 By Jane C. Waters	16.03% of Class A

Mr.William F. Waters TTEE U/A DTD 11/30/1999 By William F. Waters	13.35% of Class A

Helga A. Hershey	5.35% of Class A

Mr. Janusz S. Podlasek	11.98% of Class C

Anne Tyler Calabresi Family Probate Trust DTD 06/01/75 J. Hirschoff, G. Harold Welch Jr. And Ralph W. Halsey Jr., TTEEs	11.41% of Class C

Ralph Eustis and Karen P. Eustis JTWROS	7.31% of Class C

Miss Martha L. Robinson	7.28% of Class C

Frank Vos	5.40% of Class C

Mr. Charles Raymond	5.89% of Class D

Yvette Pergola	5.53% of Class D

Florida Fund
Leon Baker and Gloria Baker ATBE	6.42% of Class A

Merrill Lynch Trust Company	5.57% of Class A

W. Guy McKenzie Family Partnership, Ltd. Attn: Thomas F. Panebianco	9.35% of Class C

Mckenzie Tank Lines, Inc. Attn: Robert G. Landrum Jr.	6.81% of Class C

Robert L. Yates Guardian FBO Ellen H. Yates Estate	5.70% of Class C

*	Unless otherwise noted the address for each record holder is 800 Scudders Mill Road, Plainsboro, NJ 08536.

60

Name & Address*	Percent of Class
Bernice Seaman TTEE Irvin Seaman TTEE U/A DTD 09/11/1997 By Bernice Seaman Revoc. Trust	5.19% of Class D

Maryland Fund
Mr. Brian Billick and Mrs. Leslie Kim Billick JTWROS	7.10% of Class A

Mrs. Martha R. Mindte	6.80% of Class A

Mrs. Martha R. Pruzan	15.30% of Class C

Meade H. Rudasill TTEE Sue F. Rudasill TTEE U/A DTD 02/24/95 By Meade & Sue Rudasill	5.20% of Class C

Susan R. Phillips and Jack H. Phillips JTWROS	8.20% of Class D

Marie L. Brinsfield TTEE U/A 1/18/89 By Marie L. Brinsfield	7.60% of Class D

Maribel F. Henschel TTEE U/A DTD 12/04/1997 By Maribel F. Henschel	7.10% of Class D

Maribel F. Henschel TTEE U/A 11-28-84 for Eugene V. Henschel Rev Liv TST	6.80% of Class D

Massachusetts Fund
Mrs. Delia C. Flynn	7.91% of Class A

John D. Sherbo Jr. TTEE Katherine G. Sherbo TTEE U/A DTD 05/30/96 By John D. Sherbo Jr.	6.42% of Class A

Mrs. Rosalie A. Israel TTEE U/A 1/26/76 By Alta Norma List	5.69% of Class A

Mr. Clinton C. Moore	5.18% of Class A

Robin Stahl Sub. Trust B. UTD 12/6/66	16.32% of Class C

Mr. David H. Godin and Mrs. Dierdre J. Godin JTWROS	6.85% of Class C

James F. Gvazdauskas and Marina Gvazdauskas JTWROS	6.52% of Class C

Philip D. O’Connell Jr.	5.71% of Class C

Richard T. Pagliazzo	28.33% of Class D

*	Unless otherwise noted the address for each record holder is 800 Scudders Mill Road, Plainsboro, NJ 08536.

61

Name & Address*	Percent of Class
Jack Killian and Susan J. Killian JTWROS	8.55% of Class D

Michigan Fund
J Lawrence Tushman TTEE U/A DTD 03/20/1984 By J. Lawrence Tushman	28.37% of Class A

Carole M. Karam TTEE David P. Karam TTEE U/A DTD 04/09/1987 By Abraham Karam Jr. Fmly. Trust	27.68% of Class C

Theresa M. Prince TTEE U/A DTD 04/03/97 By Theresa M. Prince	9.98% of Class C

Ruth E. Wright TTEE U/A DTD 08/15/96 By Ruth E. Wright	7.24% of Class C

Harriet J. Davidson TTEE U/A DTD 12/06/95 By Harriet J. Davidson	5.44% of Class C

Robert A. Elzerman Trustee U/A 10-27-88 By Robert A. Elzerman	5.89% of Class D

Robert A. Elzerman Trustee U/A 10-27-88 By Robert A. Elzerman	5.89% of Class D

Minnesota Fund
Elden H. Banitt TTEE Kay S. Banitt TTEE U/A DTD 07/14/2000 By Bannitt Living Trust	6.23% of Class A

Rex L. Carter and Teri L. Carter TIC	5.70% of Class A

Julia S. Beck	8.84% of Class C

Merrill Lynch Trust Company Trustee FBO MLRAP Plan Investment Account	6.80% of Class C

James C. Murray C/F Sara E. Murray UTMA MN 21	13.98% of Class C

Adel P. Tiffany Family Trust Walter C. Tiffany, Trustee Mitzi Curtis, Trustee Edward Foster, Trustee	13.51% of Class D

Bill Bryan	6.80% of Class D

*	Unless otherwise noted the address for each record holder is 800 Scudders Mill Road, Plainsboro, NJ 08536.

62

Name & Address*	Percent of Class
New Jersey Fund
Mr. John Lavery and Mrs. Charlotte Lavery Atbe	20.90% of Class A

Mrs. Marie Romano	5.20% of Class A

Mr. Peter J. Perske	8.10% of Class C

Mrs. Hanna E. Perske	5.60% of Class C

Meredith Ann Deupree	6.20% of Class D

North Carolina Fund
Mr. Fletcher Horn	13.30% of Class A

T. Jerry Walker and Marie L. Walker JTWROS	8.90% of Class A

Eric G. Bolen and Elizabeth D. Bolen JTWROS	19.50% of Class C

Mr. M. Webster Henry	7.60% of Class C

Mr. Richard A. Pence and Mrs. Chloe E. Pence JTWROS	6.30% of Class C

Henry L. Coble	5.70% of Class C

Barbara R. Schroeder TTEE U/A DTD 05/18/95 By Barbara R. Schroeder	14.90% of Class D

Leo E. Magiera TTEE U/A DTD 07/12/90 By Leo E. Magiera Trust	6.00% of Class D

Ohio Fund
Mr. Ronald D. Morton and Mrs. Janis R. Morton JTWROS	6.67% of Class C

Kathryn Sanders Rieder TTEE U/A DTD 09/24/84 By Kathryn Sanders Rieder Smithville Western Commons	6.74% of Class C

Jerry L. Trabue and Beverly A. Trabue Co-TTEEs U/A 8/7/90 Trabue Loving Trust	6.52% of Class C

Wilma Jean Weber TTEE U/A DTD 02/01/1993 By Wilma Jean Weber	5.67% of Class C

Alice J. Noon TTEE DTD 12/10/86 Alice J. Noon Trust	6.92% of Class D

*	Unless otherwise noted the address for each record holder is 800 Scudders Mill Road, Plainsboro, NJ 08536.

63

Name & Address*	Percent of Class
Pennsylvania Fund
Merrill Lynch Trust Company	8.90% of Class A

Sidney Rosenthal TTEE U/W Nathan Rosenthal	8.40% of Class C

Andrew J. Sordoni III and Susan F. Sordoni JTWROS	9.60% of Class D

Texas Fund
Thomas B. Howard Jr. TTEE Mary Stubbs Howard TTEE U/A DTD 03/17/94 By Thomas & Mary S. Howard	6.99% of Class A

Janice W. McMurry	20.38% of Class C

Ramiro Rocha Jr. and Veronica R. Rocha TIC	7.08% of Class C

H A. Furrh and Annabelle Furrh JTWROS	5.81% of Class C

Judy L. Humphrey TOD Beneficiaries On File	5.72% of Class C

Linda Westerfeld	5.50% of Class C

Helen R. Cox	5.48% of Class C

Dr. Ka C. Wong and Mrs. Marilyn Wong JTWROS	5.27% of Class D

*	Unless otherwise noted the address for each record holder is 800 Scudders Mill Road, Plainsboro, NJ 08536.

FINANCIAL STATEMENTS

Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

64

APPENDIX A

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve, and then sustain, steady growth rates in recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since 1999, it is predicted to continue expanding. Overall, the State’s economy is expected to continue to grow, though at a more sustainable rate, throughout 2001 and 2002.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. During the decade of the 1990s, the State’s population increased 22% to 4.87 million; the population is predicted to increase approximately 2.7% annually through 2002. Arizona is the second fastest growing state in the nation, with a projected population of 6.2 million by 2010. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and now has a population of approximately 3 million, a 44.8% increase from 1990, making Maricopa County the 4th most populous county in the United States.

Part of the State’s recent popularity can be attributed to the favorable job climate. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. Though the rate slowed moderately in 1999, Arizona’s job growth still ranked second in the nation. Job growth was 4.3% in 2000 and is predicted to continue to increase 3.2% in 2001; two to three times the national average. A relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services), a recovery in Asian markets, and continued growth in retail trade, manufacturing and services should enable the State to realize these positive, though more modest gains. Unemployment has declined from an average of 5.5% in 1996 to 3.9% in 2000.

The State’s recent economic growth has enabled Arizonans to realize substantial gains in personal income. While the State’s per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale, the State’s per capita personal income nevertheless grew by 4.5% in 1999 and 6.2% in 2000. Similar growth is projected in 2000. The gains in per capita personal income during this period have also led to steady growth in retail sales. Average retail sales grew 8.9% in 2000 and are predicted to increase 5.5% in 2001.

The State government’s fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had significant budget surpluses each year from 1993 through 1998. However, during fiscal year 1999, a significant portion of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1999 to approximately $70 million. On April 16, 1999, the Governor signed the State’s $12 billion budget for the 2000 and 2001 fiscal years. Although an amendment to the State’s Constitution requiring a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State’s ability to raise additional revenue if needed, the State has placed in excess of $400 million of its surplus revenues in a rainy-day fund to protect against such an eventuality.

A-1

 In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. After several efforts, the State Legislature, in 1998, adopted legislation which establishes a State Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, which was originally intended to be capitalized by annual State appropriations. However, the Governor has recently proposed, and the Arizona Legislature has recently referred to the voters at the November 7, 2000 general election, a proposal to impose a 6/10 of 1% statewide sales tax to augment the School Facilities Fund. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district which exceed the State’s established minimum standards. This legislation does not effect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the sixth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County has achieved an average annual employment growth rate of 4.5% or more each year since 1995. In addition, several large, publicly-traded companies, such as The Dial Corp., Phelps’ Dodge and MicroAge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. A variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County traditionally experiences more modest annual job growth, averaging 2.0%-2.5%; this rate is expected to continue for the foreseeable future.

A-2

APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

 Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the “State”) but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 16.11% of total non-agricultural employment in Connecticut in 1999. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy.

The average annual unemployment rate in Connecticut decreased from 7.6% in 1991 to 3.2% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $26,736 to $39,300. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the nine fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000, and $300,400,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $11,085,200,000 for the 2000-2001 fiscal year and projected a surplus of $4,800,000 for that year.

As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State’s expenditure cap, midterm budget adjustments were enacted for the 1999-2000 fiscal year and the 2000-2001 fiscal year. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, unrestricted revenue of $11,281,300,000, and a resulting surplus of only $500,000.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,839,841,000, of which $11,613,383,000 had been approved for issuance by the State Bond Commission and $10,045,215,000 had been issued. As of November 1, 2000, net State direct general obligation bond indebtedness outstanding was $7,127,727,000.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $471,355,000 of which were outstanding on November 1, 2000. The State is expected to provide further financing by issuing $18,000,000 of general obligation bonds. To the extent additional costs for the improvements anticipated to be $270,000,000 are not funded from other sources, capital cost reductions or deferrals are expected to be effected.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such

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bonds have also been issued by the cities of Bridgeport, Waterbury, and West Haven and the Southeastern Connecticut Water Authority. As of November 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,208,700,000.

In 1984, the State established a program to plan, construct and improve the State’s transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.1 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation (“STO”) bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

The State’s general obligation bonds are rated AA by Standard & Poor’s and AA by Fitch. On February 21, 2001, Moody’s upgraded its ratings of the State’s general obligation bonds from Aa3 to Aa2.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State’s land area; (iii) an action by certain students and municipalities claiming that the State’s formula for financing public education violates the State’s constitution and seeking a declaratory judgment and injunctive relief; (iv) an action in which the plaintiffs seek to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action against the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court’s ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State’s compliance with the 1996 Supreme Court decision. The fiscal impact of this matter might be significant but is not determinable at this time.

The State’s Department of Information Technology coordinated a review of the State’s Year 2000 exposure and completed its plans on a timely basis. All mission critical systems and technology infrastructure components are working with no Year 2000 impacts. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State’s systems or service commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to

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file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from the revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

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APPENDIX C

ECONOMIC AND OTHER CONDITIONS IN FLORIDA

The following information is a brief summary of factors affecting the economy of the State of Florida (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recently publicly available offering statements relating to debt offerings of the State, including a recent official statement, dated September 1, 2001 for a State of Florida debt offering, however, it has not been updated. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Trust has not independently verified this information. The State has not evaluated the economic impact resulting from the recent terrorist attacks on New York City and Washington D.C. and possible future terrorist attacks, and the Fund cannot predict the impact of these attacks and the events surrounding them on State finances, although the Fund believes it is likely such attacks and events will have an adverse impact on the State’s finances.

The Florida Economy. Beginning in calendar year 1995, the State’s unemployment rate has generally tracked below the national average. The State’s unemployment rate is projected to be 3.8% in calendar year 2000, while the nation’s unemployment rate for that calendar year is projected to be 4.1%. (The projections set forth in this Appendix were obtained from a report, prepared by the Finance and Economic Analysis Unit of the Governor’s Office of Policy and Budget, contained within a recent official statement, dated September 1, 2001, for a State of Florida debt offering, as supplemented by a report of revised general revenue estimates (the “Revenue Shortfall and Budget Reductions Report”) released on September 13, 2001, and information provided by the Florida Auditor General’s office regarding its review as of September 30, 2001 of local government audit reports submitted to it for the local government fiscal year ending September 30, 2000 (collectively, the “State of Florida Report”).) The Revenue Shortfall and Budget Reductions Report, which was the product of an accelerated revenue estimating conference process, reflects a slowing national and State economy through the end of the 2001 calendar year. The State’s revised forecast of general revenues significantly reduced general revenue tax estimates for current fiscal year 2001-02 and for fiscal year 2002-03. The State legislature is likely to consider further budget cuts and repeal of recent legislation reducing certain taxes to make up for the revenue shortfalls attributable to a slowing economy and other factors discussed in this Appendix.

During calendar years 1995 through 1999, the State’s per capita income is projected to have expanded approximately 16.1%, while the national per capita income increased by approximately 17.4%. Since 1997 Florida’s per capita income has been consistently slightly below that of the U.S. In 1999, it was 98% ($28,023) of the U.S. $28,542 average. The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and retirement benefits, among other sources of income) are relatively more important sources of income.

Florida ranks as the fourth most populous state, with a population of 15.98 million. Since census year 1990, the State’s estimated average annual rate of population increase has been approximately 1.8% as compared to an approximately 1.0% average annual increase for the nation as a whole. From census years 1990 to 2000, the State’s population increased approximately 23.5% while that of the nation increased approximately 13.2%. No assurance can be given, however, that such growth will continue.

Tourism remains an important aspect of the State’s economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. An estimated 48.7 million people visited the State in calendar year 1998, according to Visit Florida, the direct support organization for the Florida Commission on Tourism. Visitors to the State’s public parks and recreation areas totaled 14,645,202 for fiscal year 1998-99; a 3.69% increase over the prior fiscal year. The State’s fiscal year begins July 1 and ends June 30. There has been no official analysis of and the Fund cannot predict the impact of the recent and possible future terrorist attacks on the State’s economy, although they are likely to adversely impact the State’s tourist industry and other economic factors in the State discussed in this Appendix.

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 An important element of the State’s economic outlook is the construction sector. Total contract construction employment as a share of total non-farm employment was approximately 5.2% in calendar year 1998. Single and multi-family housing starts in fiscal year 1998-99 reached a combined level of 145,500. Multi-family starts were slow to recover from the early 1990s recession, but are showing stronger growth now and approximated 49,600 in fiscal year 1998-99. A driving force behind the State’s construction industry is its rapid population growth.

For fiscal year 2001-02, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,519.3 million, a .4% decrease from 2000-01. The $20,157.1 million in the Estimated Revenues component for the fiscal year 2001-02 totals a .04% increase over the analogous figure in 1999-00. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $20,375 million, unencumbered reserves at the end of 2001-02 are estimated at $1,238.1 million. For fiscal year 2002-03, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available are $21,781.2 million, a 7.4% increase over the total estimated for fiscal year 2001-02. The $21,450.1 million in the Estimated Revenues component of the estimated 2002-03 total represents a 6% increase over the analogous figure for fiscal year 2001-02. These estimates reflect the reductions set forth in the State’s recent Revenue Shortfall and Budget Reductions Report, which reduced general revenue tax estimates by $673.2 million or 3.4% for current fiscal year 2001-02, and by $800.8 million or 3.8% for fiscal year 2002-03.

The sales and use tax is the greatest single source of tax receipts in the State. For fiscal year 2000-01, receipts from this source were $13,945.8 million, an increase of approximately 1.2% from the prior fiscal year (which was smaller than the 7% increase from fiscal year 1998-99 to 1999-00), although not all of these receipts are credited to the General Revenue Fund. In each of the past three legislative sessions, measures were enacted that temporarily waived collection of the sales tax on certain clothing items. As a result of the sales tax waivers, general revenue was estimated to have decreased by $142.7 million in fiscal year 1999-2000, and to decrease by $35.5 million in fiscal year 2000-01.

The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 1999-00 were $1,663.20 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totaled $556.6 million for fiscal year 1999-2000. The receipts of corporate income tax for fiscal year 1999-00 were $1,406.5 million, a decrease of .05% from the previous fiscal year. Gross Receipts tax collections for fiscal year 2000-01 totaled $722.9 million, an increase of 7.8% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $660.8 million during fiscal year 2000-01, a 14.2% increase from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exemptions from that tax are expected to reduce the State’s general revenues by $168.9 million for fiscal year 2001-02. A significant portion of these tax proceeds is unavailable to the General Revenue Fund.

The State’s constitution generally limits the tax on resident decedents’ estates to the aggregate amount allowable as a credit against federal estate tax or state death taxes paid and thus the State’s estate tax does not increase the estate’s total federal estate tax liability. For fiscal year 2000-01, estate tax receipts were $767.1 million, a decrease of 1.5% from the prior fiscal year. All estate tax receipts are credited to the General Revenue Fund and, in fiscal year 2000-01 represented approximately 3.8% of the General Revenue Fund. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the current allowable state death tax credit is scheduled to be reduced annually by 25% from present law amounts from 2002 through 2004, with total repeal of that credit scheduled to occur in 2005. These scheduled reductions and elimination of the federal estate tax credit could reduce the amount of such taxes collected at the State level. The Fund cannot predict the impact of such reductions and elimination on State finances.

In fiscal year 1999-2000 State operated lotteries produced estimated revenues of $2,266.5 million. State law requires allocating 50% of gross lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1999-2000, education received approximately $861.2 million of these revenues.

In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal years 1999-2000 and 2000-01 in tabular form.

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State of Florida Total General Revenues
Fiscal Year 1999-2000 (in millions of dollars)

	1999-2000 Actual	2000-2001 Actual
General Revenue Fund:
Sales Tax — GR	$13,783.8	$13,945.7
Beverage Tax & Licenses	556.6	523.3
Corporate Income Tax	1,406.5	1,344.8
Documentary Stamp Tax	453.8	479.2
Tobacco Tax	125.3	273.5
Insurance Premium Tax	285.2	283.1
Pari-Mutuels Tax	13.0	16.6
Intangibles Tax	578.5	660.8
Estate Tax	778.7	767.1
Interest Earnings	230.8	300.6
Driver’s Licenses	63.5	63.0
Medical & Hospital Fees	118.9	127.4
Motor Vehicle Fees	44.1	44.4
Auto Title & Lien Fees	30.3	28.6
Severance Taxes	28.9	20.6
Corporation Filing Fees	99.9	107.5
Service Charges	409.7	364.7
Other Taxes, Licenses & Fees	171.9	167.3
Less: Refunds	(362.2)	(339.9)
Net General Revenue	$18,817.2	$19,178.1

The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (1) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expenses made after July 1, 1994; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for

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services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.

It should be noted that many of these provisions, which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation. The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

As of September 1, 2001 the State had a high bond rating of Aa2 from Moody’s Investors Service, Inc., AA+ from Standard & Poor’s and AA from Fitch, Inc. on its general obligation bonds. Outstanding general obligation bonds at June 30, 2000 totaled almost $17 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued almost $398 million of general obligation bonds since July 1, 2000.

As of September 30, 2001 (the deadline for submitting audit reports for the fiscal year ending September 30, 2000 by local governments not exempt from statutorily mandated audit report filing requirements), in accordance with statutory law, the State’s Auditor General has notified the State’s Governor and Joint Legislative Auditing Committee that the audit reports submitted by 29 of 800 local governments contain a statement that the local governmental entity is in a state of financial emergency as provided in Section 218.503, Florida Statutes. A statutorily defined financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations, and the audit reports of 23 of those entities in a state of financial emergency generally state that the entity’s financial emergency conditions are attributable to accounting practices or otherwise technical causes, or the entity is able to meet current obligations, indicating that the remaining 6 of those entities (including the city of Miami) are in an acute state of financial emergency. In addition, the Auditor General estimates that another 90 to 100 audit reports will be filed for the fiscal year ending September 30, 2000, some by entities that have filed audit reports in recent years stating that the entity was in a state of financial emergency. The operations of all entities identified in the Auditor General’s notifications as being in a state of financial emergency may be adversely affected by their financial condition.

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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN MARYLAND

The following information is a brief summary of factors affecting the economy of the State of Maryland and does not purport to be a complete description of such factors. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. The summary is based primarily upon statistics and other information provided by Maryland state agencies, official statements of the State of Maryland, and other independent sources, and public information available as of the date of this Appendix. The State of Maryland and its local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect the impact of recent events and trends. The information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections presented herein are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove to be, or continue to be, accurate.

The State and Its Economy. According to 2000 Census reports, Maryland’s population in that year was 5,296,486, reflecting an increase of approximately 10.4% from the 1990 Census. Maryland’s population is concentrated in urban areas: Baltimore City and the eleven counties located in the Baltimore-Washington region contain 50.4% of the State’s land area and 87.2% of its population. Overall, Maryland’s population per square mile in 2000 was 541.8.

Personal income in Maryland grew at an average annual rate of 5% from 1990 to 2000, slightly slower than the national average of 5.5% over the same period. Per capita income in 2000 was $33,872 in Maryland, compared to the national average of $29,676. Per capita income in Maryland has ranked as the fifth highest in the nation for each of the past ten years. Total employment in Maryland increased by 9.5% between 1991 and 2000. The State’s unemployment rate was 3.9% in 2000, compared to a national rate of 4% for the same period. The unemployment rate in Maryland was 4.9% in 1996, 5.1% in 1997, 4.5% in 1998 and 3.5% in 1999. According to the U. S. Bureau of Labor Statistics, seasonally-adjusted unemployment was 4.1% in Maryland, and 4.9% nationally, in September of 2001. A continuing decline in the national and local economy could cause Maryland’s unemployment to increase, or per capita income to decrease, in the coming months.

In 2000 the State posted taxable retail sales of $62 billion, which was an increase of over $24 billion, or 63.5%, from 1990. The State has recently indicated that sales tax revenues fell significantly below estimates during the summer of 2001. A continuing decline in the national and local economy could contribute to additional declines in taxable retail sales.

Services, retail and wholesale trade, government, and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in the State of Maryland.

State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2000 with a $936.2 million general fund balance on a budgetary basis, of which $784.5 million was designated to fund fiscal-year 2001 operations. The State had estimated that the general fund balance on a budgetary basis would be approximately $385 million at June 30, 2001, but has since indicated that it was actually $538.3 million. As of July 2001, the State estimated that the general fund balance on a budgetary basis will be approximately $37.7 million at June 30, 2002; however, the Governor recently announced budget cuts of $205 million, and indicated that additional reductions might be required in the near future. Various State agencies are still evaluating the economic impact of recent events, including increased unemployment and increased demand for health care and other services. These evaluations might lead to additional budget cuts.

On April 4, 2000, the General Assembly, which is the legislative branch of the State government, approved the budget for fiscal year 2001. The budget included, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State’s seven retirement systems; (iii) funds dedicated to the debt service on the State’s general obligation bonds in an amount sufficient to avoid an increase in the State’s property tax; (iv) $596.3 million for capital projects (other than transportation projects), including $172 million for public school construction; (v) $3.1 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $73.3 million for fiscal 2000, including $25.3 million to the State Reserve Fund.

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     On April 3, 2001, the General Assembly approved the budget for fiscal year 2002. The 2002 budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State’s seven retirement systems; (iii) funds dedicated to the debt service on the State’s general obligation bonds in an amount sufficient to avoid an increase in the State’s property tax; (iv) $643.9 million for capital projects (other than transportation projects) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.  As part of the recent budget cuts, many capital projects have been delayed indefinitely.

The State can also look to the Revenue Stabilization Fund, which is part of its Reserve Fund, to provide financial support for future needs and to reduce the need for future tax increases. The Revenue Stabilization Fund held $581.9 million at June 30, 2000; as of July 11, 2001 it was estimated that the Revenue Stabilization Fund held approximately $888.2 million as of June 30, 2001 and would contain approximately $567.9 million at June 30, 2002. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. There can be no assurance that these amounts, if accurate, will be sufficient to maintain current spending levels during periods of economic difficulty. Recent and anticipated budget revisions could deplete these reserves.

For State and county tax purposes, real property in Maryland is valued at market value but the assessment is made only as to a percentage of that value. This had been set at 40%, but legislation enacted in 2000 requires that after fiscal 2001 real property must be taxed on its full cash value, with tax rates reduced by 60%. In addition, in 1999 the General Assembly restructured the taxation of the electric and natural-gas industries in Maryland in connection with the deregulation of these industries. Although these measures were designed to prevent broad changes in the effective tax yield, there can be no assurance that such matters will not adversely affect Maryland’s fiscal health. In 1997 the General Assembly enacted legislation to phase in a 10% decrease in the State individual income tax by 2002. Since individual income taxes are a principal component of State revenues, a decrease in those funds could have a material impact on the State’s budget. Tax revenues are also expected to be reduced by recent legislation, including changes to accommodate amendments to federal tax law, which in the aggregate could have a material adverse effect on State revenues.

In 1999 the General Assembly created the Cigarette Restitution Fund, which will administer all funds received by the State in connection with the tobacco settlement. At least 50% of such funds must be used for public health and planning initiatives, most related to tobacco. The remaining funds can be appropriated for any public purpose. The fiscal year 2001 budget provides special fund appropriations authorized from the Cigarette Restitution Fund, including $52.9 million for education and $124.6 million for Medicaid managed care.

State-level Municipal Obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or “capital bond bill,” that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. Maryland had $4.6 billion of State tax-supported debt outstanding, and $961.1 million of authorized but unissued debt, at March 31, 2001.

The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:
•	The State issues general obligation bonds for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of these bonds. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of October 2001, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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
•	The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.
•	The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums and conference centers payable primarily from lease rentals, sports lottery and other revenues.
•	Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority issues bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the Baltimore-Washington International airport could impede repayment on such bonds.
•	The State and certain of its agencies also enter into a variety of conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Payments under these leases are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State can not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works, which is responsible for supervising most expenditures of State funds and is made up of the Governor, the Comptroller and the Treasurer of Maryland.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

Other Issuers of Municipal Bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although as of September 2001, Baltimore City and each of the counties rated by Standard & Poor’s has been rated “A” or above, some of the counties had to obtain additional insurance to achieve this rating on their debt; we cannot assure you that such ratings will be maintained in the future.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. A decline in the State’s finances might require reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

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 Risks and Uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Merrill Lynch Maryland Municipal Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by industrial development authorities, housing authorities, and other issuers who lack a taxing power to repay these obligations. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could substantially impede repayment. In addition, the Merrill Lynch Maryland Municipal Bond Fund may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

A slowdown in the service sector could have an adverse effect on the Maryland economy because such a large proportion of employment within the State is attributable to that sector. Another primary source of employment in Maryland is the government; the percentage of Maryland residents employed by the federal government is more than twice the national average. A decrease in federal employment could therefore have more impact on Maryland than on other states. In addition, a significant proportion of Maryland’s revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. Reduction in such federal funds, through federal budget cuts or otherwise, could lead to budget difficulties within Maryland, both at the State and local level.

The uncertainty of the national economy could also impair the economic strength of Maryland and its localities. The decline in the stock market could diminish capital gains revenue, which is an important part of Maryland’s budget. Tax and other revenues were significantly below anticipated levels over the past few months, and additional decline is anticipated. The State recently announced a $205 million budget cut, and has indicated that additional cutbacks might be necessary in the future. Some State legislators have suggested that such measures might be insufficient to prevent budget difficulties next year. In addition, many State agencies are still evaluating the economic ramifications of recent events and economic conditions, and further budget cuts and revisions might be required after they report adjusted figures. If downward economic trends continue, Maryland might need to take more drastic measures, such as cutting employment, to balance its budget.

Finally, recent national and international developments have adversely affected the economy in Maryland. State funds have been used and will continue to be needed to subsidize or sponsor efforts, such as increased security and increased public health expenditures to restore public confidence and prevent and respond to acts of terrorism. Additional security costs related to the events of September 11 in part prompted recent budget cuts; such costs are expected to continue to increase. Governments and businesses might incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the airline and tourism industries could increase unemployment in Maryland, and the decline in related industries could hamper Maryland’s economy. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. The Ciy of Baltimore, which already had a tight budget highly dependent on State aid, now faces additional expenditures and declining revenues caused in part by overall economic decline and response to terrorist activity, with limited ability to raise additional revenue. Baltimore and other local economies are now seeking state and federal aid to cover rising costs of terrorism preparedness and response, and could face additional financial difficulties if the neccessary funds are unavailable.

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APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements and supplements thereto relating to debt offerings of Massachusetts issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

While economic growth in the Commonwealth of Massachusetts (sometimes referred to herein as the “Commonwealth”) slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest that Massachusetts has enjoyed a strong economic recovery. However, current events and the resulting economic uncertainty have had a negative impact on the Massachusetts economy. As of August 2001, the Commonwealth’s unadjusted unemployment rate was 3.7% as compared to a national average of 4.9%. Per capita personal income in the Commonwealth is currently higher than the national average.

In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Budgeted expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

Budgeted revenues and other sources in fiscal 2001, which ended on June 30, 2001, were estimated as of August 29, 2001, by the Executive Office for Administration and Finance to be approximately $22.668 billion, including tax revenues of $16.075 billion. It is estimated that fiscal 2001 budgeted expenditures and other uses will be $22.612 billion and that fiscal 2001 ended with fund balances of $2.341 billion.

On July 18, 2000, the legislature approved a $21.55 billion fiscal 2001 budget. Then - Governor Cellucci vetoed approximately $175 million of the appropriations approved by the legislature. On July 31, 2000, the legislature restored approximately $88.2 million of appropriations by overriding the Governor’s vetoes. Taking into account the vetoes and overrides the original fiscal 2001 budget provided for total spending of approximately $21.477 billion. Since July 2000 supplemental appropriations for fiscal 2001 have been approved totaling approximately $606.3 million. As of August 2001 the Executive Office for Administration and Finance projected total spending for fiscal 2001 at approximately $22.6 billion.

On June 28, 2001, Acting Governor Swift filed two proposed supplemental appropriations for fiscal 2001 totaling $556.6 million. On August 2, 2001, the Senate passed a supplemental appropriation bill that proposes spending of $278 million. This bill also gives the State Treasurer the option to defease debt by $208 million if it is in the Commonwealth’s best interest to do so. On August 27, 2001, the Senate passed a supplemental appropriation bill that proposes spending of $737.7 million. This supplemental appropriation bill consolidates outstanding supplemental appropriations that the Senate had proposed throughout fiscal year 2001.

The House of Representatives approved its version of the fiscal 2002 budget on May 7, 2001, and the Senate approved its version on June 13, 2001. The House budget provides for appropriations of approximately $22.833 billion, and the Senate budget provides for appropriations of approximately $22.868 billion. Both versions are based on a tax revenue estimate of approximately $15.907 billion. The differences between the House and Senate versions are being reconciled by a legislative conference committee. Since June 2001 a number of interim budget proposals have been enacted to ensure that Commonwealth services continue.

Standard & Poor’s and Moody’s Investors Service, Inc. have rated the Commonwealth’s general obligation bonds as AA- and Aa2, respectively. Fitch, Inc. has rated the Commonwealth’s bonds as AA-. From time to time, agencies may change their ratings.

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 Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth’s General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1995 through fiscal 2000 were lower than the limit set by Chapter 62F, and the State Auditor reported that state tax revenues in fiscal 2001 will not reach such limit. In addition, legislation enacted in December 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding direct bonds upon the issuance of the refunding bonds. This limit does not apply to certain debt obligations, including the Commonwealth’s outstanding special obligation highway revenue bonds, certain fiscal recovery bonds issued in 1990 to fund the 1990 operating deficit, the final maturity of which was paid on December 1, 1997, federal grant anticipation notes, bonds issued to pay the operating notes issued by the Massachusetts Bay Transportation Authority and bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This limit did not apply to the debt service on bonds that are excluded from the debt limit on direct debt.

Certain of the Commonwealth’s cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

 The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority (“Turnpike Authority”) should continue to be responsible for the management of the project. The Federal Highway Administration informed the Turnpike Authority, by letter dated June 15, 2000, that it had been designated a “high risk guarantee,” meaning that more detailed financial reports and additional project monitoring will be required on the project. Such designation would remain in effect until the project’s completion with respect to activities related to the project.

The Central Artery and Statewide Road and Bridge Infrastructure Fund (“Infrastructure Fund”) was created by legislation in May 2000 to fund additional costs of the Central Artery/Ted Williams Tunnel project that had been announced in February 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Central Artery/Ted Williams Tunnel project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid from various sources, including motor vehicle fees, avoided debt service, and funds from the Turnpike and Port Authorities. The same legislation authorized $650 million to be deposited in the Debt Defeasance Trust Fund. Such moneys have been used to establish sinking funds to retire certain Commonwealth bonds payable during fiscal 2001 and fiscal 2002.

On April 2, 2001, the Turnpike Authority filed with the Federal Highway Administration a cost/schedule status report dated April 2001, which was based on information as of December 31, 2000. The report estimates total project costs to be $14.075 billion, as in an October 1, 2000 finance plan. The plan identifies potential additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate.

On June 15, 2001 and July 25, 2001, the Turnpike Authority announced increases in the aggregate amount of $305.8 million over the project cost budget of $14.075 billion contained in the October 1, 2000 finance plan. More recently, a preliminary estimate by an independent consultant retained by the Executive Office for Administration and Finance projected additional schedule exposures that may increase total project costs by

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approximately $100 million. The Turnpike Authority has indicated that the 2002 federal fiscal year finance plan will incorporate a combined budget cost and contingency amount for the project equal to approximately $14.475 billion.

On October 23, 2000, the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

On April 2, 2001, Massachusetts Attorney General Thomas F. Reilly launched a criminal investigation into the financing for the Central Artery/Ted Williams Tunnel project. This investigation joins the Securities and Exchange Commission’s previously launched ongoing investigations into cost overrun disclosures and an ongoing investigation by the Inspector General of the U.S. Transportation Department.

The federal Health Care Financing Administration asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth’s assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment is within the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool, and the Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years.

In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. “Proposition 2 1/2,” an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

 To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1/2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to $4.310 billion in fiscal 1999. Fiscal 2000 expenditures for direct local aid were $4.675 billion, which is an increase of approximately 8.5% above the 1999 level. It is estimated that fiscal 2001 expenditures for direct local aid will be $4.978 billion, which is an increase of approximately 6.5% above the fiscal 2000 level.

The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant. As of January 1, 2000, the Public Employee Retirement Administration Commission (PERAC) estimated these liabilities to be $4.837 billion on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and

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amortize the Commonwealth’s unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary of Administration and Finance and approved by the legislature. On March 1, 2001, the Secretary of Administration and Finance filed a revised pension funding schedule (which has been deemed approved by the legislature) which provides that the amounts required for funding of current pension liabilities in fiscal years 2002, 2003, 2004 and 2005 are estimated to be $0.986 billion, $1.000 billion, $1.014 billion, and $1.030 billion, respectively. Pension funding legislation was revised in July 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth’s unfunded liability by 2018 rather than 2028.

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APPENDIX F

ECONOMIC AND OTHER CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers. The Fund has not independently verified the information.

 Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.2% in 1999. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for the last five years, the unemployment rate in the State has been at or below the national average. During 2000, the average monthly unemployment rate in the State was 3.4% compared to a national average of 4.0%.

The State’s economy continues to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes and national and international events affecting national security. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe. The State is currently experiencing a slowdown in its economy and is projecting reductions in general fund revenues from previous estimates.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State’s 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State has determined that State revenues subject to the limit in the 1998-99 fiscal year exceeded the constitutional limit by $159.7 million, which is less than 1% of the limit. Of this amount $100 million was transferred to the State’s Budget Stabilization Fund. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 56% from the payment of State taxes and 44% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant

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expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

 The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the total ending General Fund fund balance and unreserved fund balance for the fiscal year ended September 30, 1997, were reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998, September 30, 1999 and September 30, 2000. The balance in the Budget Stabilization Fund as of September 30, 2000 was $1,264.4 million after net transfers into that fund of $41.9 million, which included the excess of revenues of $100 million described above. In all but two of the last seven fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years. No cash flow borrowing was required in the 1999 or the 2000 fiscal years.

The State legislature has appropriated up to $127 million from the Budget Stabilization Fund for transfer to the General Fund in the 2000-01 State fiscal year, and $155 million from the Budget Stabilization Fund for transfer to the General Fund in the 2001-02 State fiscal year. The legislature and governor are considering additional transfers from the Budget Stabilization Fund, together with expenditure cuts and revenue enhancements, to the extent the same become necessary to balance the 2001-02 State budget. Some additional amounts of the fund balance in the Budget Stabilization Fund may be required to be transferred to the General Fund to avoid a deficit in the General Fund as of September 30, 2001.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund or the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last six years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

 On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and

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shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax by 0.1% each year for five years beginning in 2000. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and government units and court funding.

Currently, the State’s general obligation bonds are rated Aaa by Moody’s, AAA by Standard & Poor’s and AA+ by Fitch. The State received upgrades in September 2000 from Standard & Poor’s, in October 2000 from Moody’s and in April 1998 from Fitch.

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APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN MINNESOTA

The following information is a brief summary of factors affecting the economy and the fiscal situation of the State of Minnesota (the “State”) and does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance; the information has not been updated, however, and it will not be updated during the year. The Trust has not independently verified the information.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State’s economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period 1990 to 1996, and since 1996 Minnesota and U.S. employment have expanded at about the same rate. The State’s unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average.

 The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. On a number of occasions in previous years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State’s budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. In July 2001 the Minnesota Department of Finance projected, under current laws, that the State will complete the June 30, 2003 biennium with an unrestricted balance of $235 million, plus a $350 million cash flow account balance, plus a $653 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $27.6 billion. In its October 2001 Economic Update, however, the Department of Finance stated that revenues for the first quarter of the current fiscal year fell $99 million (3.5%) short of the July projections. The Commissioner of Finance expects the November 2001 forecast to show a reduction in revenues for both the current biennium and the following biennium. The State is party to a variety of civil actions that could adversely affect the State’s General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. Department of Finance Forecasts have cautioned that the “budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending.”

State grants and aid represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by the Fund. See “Distributions and Taxes.”

Currently, the State’s general obligation bonds are rated Aaa by Moody’s Investors Service, Inc., AAA by Standard & Poor’s and AAA by Fitch, Inc.

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APPENDIX H

ECONOMIC AND OTHER CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of New Jersey issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

New Jersey (sometimes referred to herein as the “State”) personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2002” refers to the State’s fiscal year beginning July 1, 2001 and ending June 30, 2002.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $228 million for Fiscal Year 1998, $276 million for Fiscal Year 1999, and $188 million for Fiscal Year 2000. For Fiscal Year 2001 and Fiscal Year 2002, the balance in the undesignated General Fund is estimated to be $198 million and $299 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During 2000, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State’s economic expansion — the 8th consecutive year of expansion.

Employment within the State increased by 2.5% in 2000, resulting in an increase of more than 95,000 jobs. This was the 4th consecutive year that employment gains exceeded 75,000. Employment gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (22,100). The engineering/consulting/research sector and the computer/data processing services sector accounted for 17,800 of 48,100 job gains in the services sub-sector.

During the past decade, New Jersey’s job growth has been concentrated in five major “growth clusters”: health, high technology, logistics, financial and entertainment. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

With strong labor market conditions, New Jersey’s personal income increased at a pace of 6.2% in 2000, substantially stronger than the 4% rate in 1999. The strong State economy also led to a retail sales growth of almost 9%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high. New vehicle registrations grew 10% in 2000 to the highest level since 1986.

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 New Jersey’s unemployment rate fell below 4.0% in 2000, a rate which was below the national rate. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992.

The economic outlook for the years 2001 and 2002 is for slower but positive growth. Employment is expected to increase by approximately 1% or 40,000 jobs each year, reflecting a slower growing national economy and continuing shortages in skilled technical specialties. The outlook also anticipates moderate but fairly steady growth in State personal income at 5.6% in 2001 and 5.3% in 2002.

The consumer is facing widespread evidence of a national economic slowdown that started late last year. Increased cost pressure for food and energy coupled with employer restraint on wage growth and adverse wealth effects from the financial markets have led consumers to restrain spending growth in the near term. Businesses face a profit squeeze from rising employee health costs and moderating sales growth. While both these trends reflect a slowing economy, action by the Federal Reserve to substantially reduce interest rates, a major tax cut, and more positive news from the financial markets work as offsetting forces. As a result, the U.S. slowdown and the corresponding moderation in New Jersey’s growth are not expected to be severe.

However, uncertainties in the international economy are likely to remain due to oil price and currency issues. Other areas of concern include the volatility in the stock market, the possibility of further deterioration in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of a more prolonged period of lean U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for the years 2001 and 2002 contain more uncertainty than in the recent past, the basic fundamentals of the State’s economic health remain favorable.

The outlook for New Jersey is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey’s workforce, and those maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State’s economy.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $97,354,000 for tort and medical malpractice claims pending as of December 31, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The

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petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously. On December 29, 2000 the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision, The matter has been sent back to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula.

Verner Stubaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, filed a complaint alleging that the State’s system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education (“T&E”). The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint. On January 31, 2000, an order was entered granting the State defendants’ motion to dismiss. On March 8, 2000, the school districts filed a notice of appeal of the decision. Oral argument took place on March 7, 2001. On April 5, 2001, the Appellate Division issued a published opinion affirming the State’s argument that the school districts, as subdivisions of the State, do not have standing to bring equal protection and T&E challenges against the State. Additionally, the decision held that constitutional claims under the equal protection and T&E clauses are not viable in the absence of a showing of educational deficiency or program inequity. Appellants, seven individual homeowners and property taxpayers and forty-two middle income school districts, filed a notice of petition for certification in the Supreme Court on April 24, 2001. The State is unable, at this time, to estimate its exposure for these claims. The State will vigorously defend this matter.

United Hospitals et al. v. State of New Jersey and William Waldman. These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions.

Abbott V Appeals. Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts filed individual petitions of appeal with the Commissioner of Education. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (the “OAL”) for further proceedings. To date, three of the original thirteen districts that filed petitions for the 1999-2000 school year remain active. Additionally, the Education Law Center filed petitions for the 1999-2000 school year on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York arising from the 1999 early childhood departmental decisions.

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 On March 7, 2000 the Supreme Court issued its decision clarifying the requirements of Abbott V as to early childhood education and requiring DHS-licensed community providers to serve Abbott preschool children with a preschool program meeting DOE standards. Additionally, on June 1, 2001 a final agency decision was rendered on the early childhood “global issues”. Four districts filed petitions of appeal of the Department’s decision on the districts’ early childhood programs for the 2000-2001 school year. All have been resolved. Also, seven districts have filed petitions of appeal of the amount of additional Abbott v. Burke State Aid that each district was awarded, seeking, in total, over $100 million in additional aid. All of these matters have also been resolved.

Currently, the State’s general obligation bonds are rated AA+ by Standard & Poor’s, Aal by Moody’s and AA+ by Fitch. From time to time agencies may change their ratings.

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APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use tax, highway use tax on motor vehicle rentals, corporation franchise tax, piped natural gas excise tax, alcoholic beverage taxes, insurance tax, estate tax, tobacco products tax, and other taxes, e.g., a gift tax, freight car tax, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance does not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds are to be expended during subsequent fiscal years.

As of May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall has been attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State has been required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State’s share of the federal Medicaid program has generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy have resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slow down and its effects on the capital markets are expected to lead to decreases in taxes attributable to capital gains income. The slow down has resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

In response to the budget shortfall, the Governor, as Director of the Budget, took a number of actions to assure the State would meet its constitutional requirement of a balanced budget. Particularly, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use and the identification and use of available reserves.

Fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund Balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retirees’ Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-2001. The ending General Fund balance includes

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$448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds are to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to the Governor’s Executive Order #3 restricting State expenditures.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was $265,675,000.

Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1,239 million, $400 million of which was paid in fiscal year 1998-1999 and another $599 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens approved the $3.1 billion bond package — the largest in State history — on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State’s request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to

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refund $20,511,000 of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State’s motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38,233,000 of taxes previously paid by Ford.

On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contains several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $100,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls droppingfrom 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increases spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff receive a 1.25% salary increase. Each state employee will get a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the governor to use to provide incentives in the recruitment of industries to the State. The budget establishes a mental health trust fund and provides $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

The economic profile of the State consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 4,011,500 jobs as of August 2001. The largest segment of jobs was approximately 1,063,000 in services, followed by 916,500 in wholesale and retail trade and 731,900 in manufacturing. Based on August 2001 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment, thirteenth in services employment, eleventh in wholesale and retail trade employment, and eighth in manufacturing employment. During the period from 1990 to 2000, per capita income in the State grew from $16,674 to $26,335, an increase of 58.1%. The North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate in August 2001 to be 5.0% of the labor force, as compared with the nationwide unemployment rate for August 2001 of 4.9%.

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The labor force has grown from 3,401,000 in 1990 to 3,997,500 as of August 2001, an increase of 17.5%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.

No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any Municipal Bonds or in any manner questioning the proceedings or authority under which the Municipal Bonds are issued or affecting the validity of the Municipal Bonds. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Leandro, et al. v. State of North Carolina and State Board of Education — School Funding. In 1994, students and boards of education in five counties in the State filed suit in superior court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education. The trial court continues to develop a strategic plan for improving educational opportunities for needy students. The rulings of the trial court have been appealed; however, if the appeal is unsuccessful, the rulings will require legislative action necessary to implement and fund pre-kindergarten programs. The cost of such programs is undetermined at this time but may exceed $100 million.

2. N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit in superior court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on the outstanding claims.

3. Faulkenbury v. Teachers’ and State Employees’ Retirement System, Peele v. Teachers’ and State Employees’ Retirement System, and Woodard v. Local Governmental Employees’ Retirement System — Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The superior court ruled in favor of plaintiffs. The order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the superior court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. Plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the retirement systems.

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4. Southeast Compact Commission — Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion For Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court’s original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys’ fees. The State has opposed the motion. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State’s ability to meet its financial obligations.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. The offering of the remaining $755 billion of these authorized bonds is anticipated to occur over the next two to four years.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. A total of $765 million of these authorized bonds remains unissued.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. A total of $2.85 billion of these authorized bonds remains unissued.

Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath is $6 billion.

In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the Municipal Bonds.

Currently, Moody’s, Standard & Poor’s and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

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APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 1998-99 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069

In the 1990-91 biennium (particularly in its second year) Ohio experienced an economic slow-down producing significant changes in certain GRF revenue and expenditure levels. Several executive and legislative measures were taken to address the anticipated shortfall in revenues and increase in expenditures, all to better ensure the eventual biennium-ending positive balances. The Governor twice ordered reductions in selected appropriations spending. Legislation, developed cooperatively by the General Assembly and the Governor, made certain statutory changes to increase Fiscal Year resources for or to reduce expenditures from the GRF, without adjusting taxes. Included in the reprioritizing were transfers into the GRF of amounts in other funds that were not needed for their purpose in that Fiscal Year, including $64 million from the BSF and that Fiscal Year’s investment income on that Fund. There were positive GRF fund ($135.365 million) and cash ($326.576 million) ending balances. The BSF ending balance, after the transfer out, was slightly over $300 million.

State and national fiscal uncertainties during the 1992-93 biennium required several actions to achieve GRF positive ending balances. To allow time to complete the resolution of differences, an interim appropriations act was enacted effective July 1, 1992; the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 26 and included a $200 million transfer from the BSF to the GRF. In Fiscal Year 1992, when the State’s Office of Budget and Management (“OBM”) projected an imbalance in GRF resources and expenditures, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then, with General Assembly authorization, in June 1992 the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other administration revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

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As a first step toward addressing the estimated $520 million GRF shortfall for Fiscal Year 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor’s cutback orders. Subsequent executive and legislative actions — including tax revisions that produced additional revenues of $194.5 million in Fiscal Year 1993, and an additional $50 million in spending reductions — provided for positive biennium-ending GRF balances (fund balance of $111.013 million, cash balance of $393.634 million). As a first step toward BSF replenishment, $21 million was deposited in the BSF.

The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion. As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. The balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535.200 million to the BSF, and $322.8 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes, and $30 million was transferred to a new transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary personal income tax reductions aggregating that amount. The GRF biennium-ending balances were $1.4 billion (cash) and $834.9 million (fund). Of that fund balance, $250 million was directed to school building construction and renovation, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, and $34.4 million to the BSF, with the remaining $262.9 million transferred to the State Income Tax Reduction Fund.

For the 1998-99 biennium, GRF appropriations approximated $36.1 billion, which provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the Income Tax Reduction Fund, $200 million into public school assistance programs, and $44.184 million into the BSF. The biennium-ending GRF balances were $1.512 billion (cash) and $976.778 million (fund). Portions of that fund balance were transferred as follows: $325.7 million to school building assistance; $293.185 million to the State Income Tax Reduction Fund; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation varied substantially in the recently ended 2000-01 biennium. The biennium began with passage in June 1999 of appropriations acts for the 2000-01 biennium (one for all education purposes and one for general GRF purposes) and their prompt signage (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

The State ended Fiscal Year 2000, the first Fiscal Year of the biennium, with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

The Governor announced in late March 2001 OBM’s new preliminary lowered revenue estimates Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure a positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188.2 million (representing

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historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF cash balance of $817.069 million and fund balance of $219.414 million making that transfer unnecessary.

Lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new Fiscal Years 2002-03. Included in their consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the school funding court order discussed below.

The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The following are examples of GRF major program biennial funding increases over those for the prior biennium as reflected in that act: primary and secondary education, 17%; higher education, 2.4%; medicaid, 29%; adult and juvenile corrections, 6.2%, and mental health and mental retardation, 2.8%. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate, and in the act as passed and signed.

The appropriations act provided for the use of certain reserves, aimed at achieving Fiscal Year and biennium ending positive fund balances based on estimates and projections at the time of passage. OBM is currently authorized to transfer, if necessary, up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10 million appropriated from the BSF to a State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would be reduced to approximately $855 million. Additionally, OBM may transfer in Fiscal Year 2002 the entire balance of $100 million from a Family Services Stabilization Fund to the GRF. Based on the enacted budget, and assuming this transfer were made, OBM has to date been projecting a positive Fiscal Year 2002 GRF ending balance. Based on clear indications that the Ohio economy continues to be affected by the national economic downturn and by recent national and international events, OBM is currently developing revised estimates of revenues and expenditures for Fiscal Years 2002 and 2003, and anticipates that further revenue and expenditure adjustments will be required to ensure positive GRF ending fund balances.

An additional appropriations action, affecting most subdivisions and local libraries in the State, is capping the amount to be distributed from the various local government assistance funds in Fiscal Years 2002 and 2003 to the equivalent monthly payment amounts in Fiscal Years 2000 and 2001.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”, now the Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS; plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current Fiscal Year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and has ordered notice be sent to the members of the class.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each

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discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 to four months in Fiscal Years 1995, 1997 and 2000. In Fiscal Year 2001 to date, GRF cash flow deficiencies have occurred in eight months. In recent Fiscal Years, the highest GRF end-of-month cash flow deficiencies were $497.677 million in 1999, $827.127 million in 2000, and $1.152 billion in 2001. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated, none of the moneys is to be applied to existing operating programs of the State. Under current allocations, the main portion of the moneys is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas in the State.

Under the current financial structure, Ohio’s 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 122 districts.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” In a September 2001 opinion the Ohio Supreme Court resolved the litigation, with the majority of the Court concluding that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. The two modifications directed by the Court, one of which will have an impact on the current fiscal biennium, are:

•	Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education; the Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001 (the beginning of the current biennium). The State has filed with the Court a motion for reconsideration and clarification of this ordered modification. OBM has been developing estimates of the additional cost to the State of this change, particularly for the current and next Fiscal Years.
•	The effective date of full implementation of a parity aid program (already adopted and being phased in) is moved up by two years - full funding to be in Fiscal Year 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

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Both of these Court-ordered modifications require General Assembly action. It is not possible at this time to state what or when the General Assembly’s responses will be, or what effect they or any related actions may have on the State’s overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

In response to that prior litigation, the General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. State appropriations for primary and secondary education for the current 2000-01 biennium are $13.3 billion or 15% over the previous biennium and represent an increase of 7.6% in Fiscal Year 2000 over 1999 and 6.7% in Fiscal Year 2001 over 2000. Appropriations for school funding in recent bienniums were $13.3 billion in the 200-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). State appropriations for the purpose for the 2002-03 biennium are $15.2 billion (17% over the previous biennium), and represent an increase of 8.1% in Fiscal Year 2002 over 2001 and 4.9% in Fiscal Year 2003 over 2002. Those total state appropriations, exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund. Those lottery profits totaled $686.020 million in Fiscal Year 2000 and $655.036 million in Fiscal Year 2001. Lottery profits for the 2002-03 biennium are projected to be $633.722 million in Fiscal Year 2002 and $621.722 million in Fiscal Year 2003.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99 and $23.7 million in 2000-01, and are at the $1.0 million level in 2002-03.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

Economic activity in Ohio, as in other industrially-developed states, tends to be slightly more cyclical than in some other states and in the nation as a whole. Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the nonmanufacturing sectors. In 1999, Ohio’s gross state product (GSP) totaled $362 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector ($93 billion) and second in durable goods ($63 billion). As a percent of Ohio’s 1999 gross state product, manufacturing was responsible for 27%, with 18% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2000 merchandise exports totaling $26 billion. The State’s two leading export industries are transportation equipment and industrial machinery, which together accounted for approximately 51% of the value of Ohio’s merchandise exports. In addition, with 14.9 million acres (of a total land area of 26.4 acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio’s economy. Ohio’s 1999 crop production value of $806.4 million represented 4.5% of total U.S. crop production value. Ohio ranks in the top five states in the production of soybeans, corn, tomatoes, chickens eggs, swiss and cottage cheese, milk sherbet, maple syrup and mushrooms. In 1998, Ohio’s agricultural sector output totaled $5.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.4 billion.

Ohio continues as a major “headquarters” state. Of the top 500 corporations (industrial and service) based on 1999 revenues as reported in 2000 by Fortune magazine, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate “headquarters” state.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000. Growth in recent years has been concentrated among

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nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 81% of all nonagricultural payroll workers in Ohio. In recent years, the average unemployment rate in Ohio has been lower than the national rate. For example, Ohio was 4.0%, below the national rate of 4.9% (seasonally unadjusted) for August 2001.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group

Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively.

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APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Trust has not independently verified the information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

Following the September 11, 2001 terrorist attacks in New York and Washington, D.C., President Bush appointed Pennsylvania Governor Ridge to a newly-created cabinet post for Homeland Security to combat terrorism. Lieutenant Governor Mark Schweiker will serve out the remainder of Governor Ridge’s term.

The General Fund, the Commonwealth’s largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The five-year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of 5.5% (5.9% on a “GAAP” basis) during the five-year period. Taxes increased at an average annual rate of 5.0% (5.1% on a “GAAP” basis) during the period. Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at 4.5% (4.6% on a “GAAP” basis) average annual rate.

The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999 consisting of $105.4 million representing the then statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million.

For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4 million.

At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from fiscal 1999 year-end. The gain was due to higher than anticipated revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutory required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030 million) over the prior fiscal year. Expenditures for the fiscal year (excluding intergovernmental transaction expenditures and net of appropriation lapses) were $19,171 million representing a 5.7% ($1,026 million), increase over the prior fiscal year.

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For GAAP purposes, assets increased $1,731.4 million in fiscal 2000, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund. Revenues from taxes and other sources during fiscal 2000 increased 5.9 percent over the fiscal 1999 level. Expenditures and other uses rose during the fiscal year by 6.8 percent.

For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (.4%) above the estimate made at the time the budget was enacted. Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 (including supplemental appropriations) were 2.9% over fiscal 2000 appropriations.

The fiscal 2001 budget continued Governor Ridge’s emphasis on tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs.

The enacted fiscal 2002 budget provides for $20,689.9 million of appropriations from Commonwealth revenues, an increase of 3.5% over appropriations for fiscal 2001. Commonwealth revenues are projected to total $20,361.1 million (after providing for enacted tax cuts), an increase of 3.4% over fiscal 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance.

The fiscal 2002 estimate for Commonwealth revenues was prepared in June 2001 at the time of budgeted enactment based on an economic forecast for national real gross domestic product to grow at a 2.8% rate from the second quarter of 2001 to the second quarter of 2002. The forecast anticipated more rapid national economic growth compared to the rate of growth that occurred during fiscal 2001. The higher rate of economic growth was anticipated in response to fiscal and monetary policies designed to stimulate economic activity. The national unemployment rate was forecasted to rise above the 5% rate and inflation was expected to remain quite moderate during the period. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth in Pennsylvania is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate. The effects on the national and state economy, and consequently on Commonwealth tax revenues, that occur directly or indirectly as a result of the terrorist attacks on New York City and Washington, D.C. are unknown at this time, but may contribute to slower growth of tax revenues than anticipated in the enacted budget. The Commonwealth has begun a review of revenue and expenditure projections for fiscal 2002 to assess changes that may be needed if economic conditions deteriorate. On October 2, 2001, the Governor announced that $200 million of fiscal 2002 appropriations would be held in reserve from current spending.

According to a Pennsylvania Department of Revenue News Release dated September 28, 2001, the state collected $1.8 billion in General Fund revenues in September 2001, which is $103 million, or 5.5% less than anticipated. Fiscal year-to-date General Fund collections total $4.6 billion, which is $133.6 million, or 2.9%, below estimate.

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

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Nonagricultural employment in Pennsylvania over the ten year period that ended in 2000 increased at an annual rate of 0.6%. This compares to a 0.7% rate for the Middle Atlantic region and a 2.2% rate for the United States as a whole during the period 1991 through 2000.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2001, the Commonwealth had $5,416.2 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

 Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 15, 2001.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $901.9 million in Special Revenue bonds outstanding as of June 30, 2001.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

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County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Powell v. Ridge

In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the president of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth’s system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states’ immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss.1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999 the U.S. Court of Appeals for the Third Circuit reversed the District Court’s dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspension until approximately June 8, 2001.

Since that time, the Governor of Pennsylvania and the Pennsylvania Secretary of Education have agreed with the Mayor of Philadelphia to study the conditions of the School District of Philadelphia and, by the end of October, to agree upon a course of future action regarding the School District. The governmental plaintiffs and the defendants have asked the District Court to stay all proceedings in the case until the end of October. The non-governmental plaintiffs oppose the stay. The District Court has yet to rule on the motion for stay.

PPG Industries, Inc. v. Commonwealth of Pennsylvania

PPG Industries challenged the Department of Revenue’s application of the manufacturing exemption from the capital stock/franchise tax to PPG’s headquarters in Pittsburgh, which allowed the exemption only from that portion of PPG’s headquarters property and payroll attributable to manufacturing in the Commonwealth. PPG argued that it is entitled to the exemption for all of its headquarters property and payroll attributable to manufacturing, regardless of where the manufacturing takes place. The Commonwealth successfully defended PPG’s challenge in the Commonwealth Court.

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On PPG’s appeal, however, the Pennsylvania Supreme Court reversed the Commonwealth Court, holding that the manufacturing exemption facially discriminates against interstate commerce. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a “compensatory tax” justifying the discrimination, or failing that, to recommend to the Supreme Court a remedy for the discrimination.

Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999. After taking judicial notice that the General Assembly is considering legislation to deal with this issue, the Court recommended the following to the Supreme Court: (1) for the duration of the contested period, invalidate the exemption’s “within the state” restriction, but only in the limited “headquarters context,” and (2) prospectively, invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner.

The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which are intended to cure the constitutional infirmity.

The Supreme Court is considering the Commonwealth Court’s recommendation and the position of the parties.

Unisys Corporation v. Commonwealth

The taxpayer challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The Taxpayer’s argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. Briefs were filed by both parties during 1999 and the Pennsylvania Supreme Court held oral argument in December 2000.

Northbrook Life Insurance Co., No. 1120 F&R1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying obligations of other companies, an assessed insurance company may claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments and annuity assessments. Life and health insurance premiums have always been subject to the premiums tax, and, therefore, companies may claim a credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three year period from 1992 to 1995 and not all annuity considerations were subject to tax. The Pennsylvania Department of Revenue allowed credits for assessments paid on taxable annuity considerations, but credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only assessments paid on taxable annuities and taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

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APPENDIX L

ECONOMIC AND FINANCIAL CONDITIONS IN TEXAS

The following information is a brief summary of factors affecting the economy of the State of Texas (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon an appendix entitled “The State of Texas,” as updated through August 2001, prepared by the State for inclusion in one or more publicly available offering statements relating to debt offerings of state and state agency issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

As of the date of preparation of this Appendix, no comparable economic or financial information was available to qualify the impact on the State of Texas of the September 11, 2001 terrorist attacks on New York City and Washington D.C.

Texas’ economy, as measured by its state product, was estimated in the year 2000 to account for 7.9% of the total economy of the United States. While Texas ranked seventh among the states in manufacturing employment as recently as 1987, it now ranks second, with nearly 1.1 million Texans employed in manufacturing. With leadership provided by the high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas’ long-term economic future. The growth in the State’s technology sector, combined with worker productivity enhancements, have allowed Texas’ inflation-adjusted gross state product from manufacturing to grow over five percent annually over the last five years. In August 2001, the Comptroller of Public Accounts predicted that the overall Texas economy will grow by 4.1 percent annually over the long term (2001-2026), outpacing forecasts of national economic growth by an average of 1.0 percentage point.

The State was identified historically with agriculture and ranching, and through much of the twentieth century with the oil and gas industry. But the rapid growth of service-producing industries and high technology manufacturing over the last two decades has left a diversified Texas economy. To illustrate the change, the Texas oil and gas industry (drilling, production, refining, chemicals and energy-related manufacturing) accounted for over 25 percent of the State’s total output of goods and services in 1981. Today, these businesses account for only 8.5 percent of the State’s economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State’s high technology industry. The 1986 decline in oil prices caused economic turmoil but spawned rapid diversification in the State economy, and the shrunken importance of oil and gas has made the State’s economy more similar to the nation’s. Still, at 8.5 percent of the State’s gross state product, oil and gas remains four times as important in the State’s economic mix as nationally. Today, high technology industries, which account for 8.9 percent of the Texas gross state product, comprise a larger segment of the Texas economy than oil and gas-related mining and manufacturing. The fortunes of high technology and oil and gas have reversed temporarily in 2001, but the long-term outlook is more positive for the high technology industries.

As of July 2001, Texas added 2,658,900 nonfarm jobs since January, 1990, representing an increase of 38.1 percent. As of July, 2001, Texas accounted for 7.3 percent of total U.S. employment, up from 6.4 percent at the start of the decade. By 2000, Texas had four jobs for every three that existed in the State a decade earlier. According to the Texas Workforce Commission, in a report from the Texas Department of Economic Development, titled “The Texas Economy,” dated September 24, 2001, Texas recorded a net gain of 192,100 jobs between August 2000 and August 2001, an increase of 2.0 percent. As of August 2001, the state had 9,652,100 nonfarm jobs. Year-over-year nonagricultural employment growth averaged 3.0 percent in the 1990s, and total non-farm employment soared from 6.96 million as the 1990s began to 9.27 million as the decade ended. During 2000, employment continued to grow at a year-over-year rate of 3.1 percent. As of May 2001, year-to-year employment growth averaged 2.2 percent, compared to 0.4 percent nationwide.

Until 2001, the State’s unemployment rate fell every year since 1992, when it averaged 7.7 percent. In February 2001, the moving average unemployment rate dipped to its lowest point since 1974, at 3.8 percent. In August 2001, the unemployment rate had risen to 5.1 percent (not seasonally adjusted, 4.9 percent seasonally adjusted). Even with the addition of nearly two and a half million jobs since 1991 and the upturn of unemployment in recent months, there are 103,000 fewer Texans unemployed today than there were ten years ago.

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Over the period from June 2000 to May 2001, the State’s personal income grew the fastest in transportation, communications, finance, business and engineering services, trade and construction. Texas and the U.S. have followed somewhat different cycles in personal income growth per capita. In general, however, Texas per capita income is below that of the nation, but growth rates over the past decade generally have been faster. Texas’ per capita personal income varies widely from one region of the State to another, with some of the poorest areas of the nation in pockets along the Texas/Mexico border. In 1990, Texas’ mean per capita income was about 89 percent that of the nation. Although dipping back in 1999 and 2000, it is nearly 94 percent of the national average today.

As with the national economy, the service-producing sectors (which include transportation and public utilities, finance, insurance and real estate (FIRE), trade, services, and government) are the major sources of job growth in Texas. Service producing jobs now account for 81 percent of total non-farm employment and 88 percent of employment growth over the past five years. The service sector is Texas’ largest, employing 2.8 million people, and has been the engine for much of Texas’ growth, generating more than two-fifths of the state’s net gain this decade. Texas location and transportation accessibility have made it a distribution center for the southwestern United States, as well as a growing international market for export trade. Texas exports in 2000 exceeded $112 billion, which has more than doubled in real terms since 1990 and ranks the State a close second to California in foreign export trade.

Over the period from June, 2000 to May, 2001, 89 percent of the net new jobs added to Texas employment rolls were in service-oriented, as distinct from goods-producing, sectors. From May 2000 to May 2001, health, business, and miscellaneous services alone added 119,000 jobs, an increase of 4.4 percent. Largely because of the rapid growth of cellular communications, the transportation, communications, and public utilities (TCPU) industry has mushroomed by over 25 percent in five years. The boom in high tech communications allowed the State’s communications industry to add 10,700 jobs (up a remarkable 7.3 percent) over the past year, during a time of economic malaise in many sectors. Air transportation services saw an increase of 5,000 jobs (4.1 percent) during the same period. FIRE slowed as the equity markets and investment horizon became rockier over the past year, but still added 9,800 net jobs, for a gain of 1.9 percent. Trade tacked on 38,000 (1.7 percent), with wholesale trade and retail trade growing at roughly the same rate.

Texas FIRE employment spent most of the 1980s on a cyclical roller coaster, but the 1990s were much steadier. Since a low point in 1992, the industry has added 114,000 net jobs. In the last three years alone FIRE added 45,000 of these jobs, to reach 533,400 employees statewide in May 2001.

The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth. Combined, Texas’ goods industries — manufacturing, construction, agriculture and mining — added a net of 173,000 jobs over the five years ending in May 2001, with 22,500 of these being added over the last year. With firmer oil prices, mining gained 14,500 jobs since August 1999, after losing 27,000 over the previous year and a half. Construction employment remains on an upward path, although it slowed to a still robust 3.8 percent annual growth rate. Manufacturing has been affected by weak domestic and international markets, to lose 7,800 jobs over the past year (-0.7 percent). Still, Texas’ manufacturing remains relatively better off than manufacturing nationwide, which has lost 3.3 percent of its employment over the past twelve months.

For every three dollars of manufacturing production in Texas in 1993, there were five in 2000, even after adjusting for inflation. Since manufacturing employment grew by only ten percent over this period, most of the 68 percent real increase in production was due to productivity, which grew faster in Texas than nationwide. Statewide employment in the industry totaled 1.08 million in May 2001, and estimated gross state product in manufacturing stands at an estimated $105 billion.

Some manufacturing sectors gained jobs over last twelve months ended May 31, 2001. Most notably, sectors tied to oil and gas exploration, such as oil and gas field machinery (up 1,900 jobs, or 7.2 percent), primary metals (up 1,100 jobs, or 3.5 percent), and fabricated metals (up 1,600 jobs, or 1.5 percent) had the strongest gains. Because of the demand for communications equipment, even electronics manufacturing gained a net 2,100 jobs, for a 1.6 percent increase. The largest losses were in non-durable goods, with the apparel sector (down 3,800 jobs, or -8.9 percent) alone accounting for nearly half of the State’s lost manufacturing jobs over the past year. Following a national trend, nearly two-fifths of the State’s apparel jobs have disappeared since the 1994 peak.

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Smaller job losses over the past year were in transportation equipment (-2,000), petrochemicals and other chemicals (-1,500 jobs), lumber (-1,400), instruments (-1,200), and leather (-500). Between September, 2000 and August, 2001, manufacturing had a net loss of 14,400 jobs. Over the longer term, Texas added nearly 25,000 manufacturing jobs over the past five years, driven predominantly by jobs in computer manufacturing, electronics, and the production of building materials. Texas is the only state to have added over 100,000 manufacturing jobs since 1990.

Mining employment statewide fell by 33,000 jobs from early 1991 through late 1995 before turning up with firmer oil prices. The industry gained back about half of these jobs by February 1998, when the oil and gas industry reached 170,800 employees statewide. Oil prices fell again, plummeting to below $10.00 per barrel in December 1998, only to rise substantially in 1999 and 2000. Higher prices were slow to be reflected in job gains, but a strengthening of the industry is now underway. From a low of 143,700 in August 1999, Texas mining employment recovered to 158,200 jobs by May 2001. The number of operating rigs has nearly tripled since the spring of 1999, surpassing 500 for the first time since 1986.

As a proportion of all nonfarm jobs in Texas, mining employment dropped from 4 percent in 1985 to 1.6 percent in 2001. Still, because Texas is a headquarters center for exploration worldwide, the State gets some economic benefit from exploration beyond its borders. This, as well as firmer prices, increased productivity, and advancements in drilling technology, explains why real gross state product in mining did not decline in the 1990s, even though the number of employees and rigs fell substantially over that period.

Over most of the past three years, construction was the State’s fastest growing source of jobs among major Texas industries. It gradually slowed, and although still maintaining a fairly rapid growth rate, has given way to mining, transportation/communications, and services over the past year. After leading the nation in the rate of housing permits during much of 1998, the number of housing starts has gradually cooled, from nearly 160,000 in 1998 to 143,000 in 2000. Higher mortgage rates dampened housing starts by five percent in 1999 and another one percent in 2000, particularly in multi-family housing construction, but lower mortgage rates again will keep the industry healthy. Market demand for nonresidential construction, such as road construction, allowed construction employment to increase an average 3.8 percent per year over the past year.

Government lost jobs over the past year. Through the 1990s, federal government employment shrank in response to defense cutbacks, but most of this has run its course. Because of the temporary hiring for Census 2000, federal government employment in 2000 in Texas increased for the first time since the 1990 census. Federal government employment statewide dropped by -17.7 percent over the past twelve months. Mostly because of hiring in colleges and schools, State government added 1.0 percent, and local government employment grew by 2.7 percent. Nearly three-fourths of the job growth in state and local government was in school districts and educational institutions.

Wholesale and retail trade plays a significant part in the State’s economy. Houston has the second busiest port in the nation and ranks first in import trade. The Dallas/Fort Worth area is a major regional distribution center for Texas and surrounding areas, as evidenced by having the world’s fifth busiest airport.

As the State’s economy gradually slowed in late 2000 and early 2001, so did wholesale and retail trade. Texas wholesale trade employment still advanced by 1.9 percent over the twelve months ending in May 2001, by 10,500 jobs. Retail trade added 30,500 jobs, increasing by 1.8 percent for the year. Retail sales have increased an average of 7.6 percent annually over the past five years. Retail sales growth in Texas has exceeded the rate of inflation, which averaged 2.4 percent per year over the past five years, by more than five percentage points annually. The fastest employment growth in retail trade over the past year has been among automobile dealers and service stations (up 4,800 jobs, or 2.8 percent), in apparel and accessory stores (up 2,300 jobs, or 2.8 percent), and in restaurants (up 13,600 jobs, or 2.1 percent).

Texas retail sales in 2000 were boosted by renewed strength in the State’s energy industry. Sales tax receipts, an early indicator of retail sales in the first half of 2001, rose at a moderate annual rate of 3.9 percent during the first six months of 2001. Motor vehicle sales tax receipts, a proxy of automobile sales, increased by a sizable 10.5 percent during calendar year 2000. With the fall in consumer confidence and a weaker job market, motor vehicle sales tax receipts have declined slightly during the first half of 2001, to a year-to-year decline of -0.7 percent.

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Because of the State’s proximity to Mexico, Texas exports comprised nearly half of the nation’s exports to Mexico in 2000. Several major U.S. corporations have sister plant operations along the Texas-Mexico border. In these “twin bond” plants, also known as “maquiladoras,” goods are partly manufactured in Mexico and partly in the United States. Although the net effect of the North American Free Trade Agreement (NAFTA) on the national economy has been small, Texas has gained proportionately more from NAFTA than the U.S. at large. Texas’ exports to neighboring Mexico comprise 46 percent of all Texas exports. Exports to Canada account for another 11 percent.

Texas accounts for over 13 percent of total U.S. exports, despite having only 7.4 percent of the nation’s population. Electronics, computers, petrochemicals and transportation equipment account for more than two-thirds of total Texas exports. Texas ranked second among the states in total export trade, and is gaining on California, which had an estimated $130 billion in exports in 2000.

The manufacturing segment of the State’s economy is diversified, but the predominant sectors are those dealing with high technology manufacturing and the recovery and processing of the State’s natural resources. Petroleum-related manufacturing, including oil-field machinery, petrochemicals and petroleum refining, account for 13 percent of total manufacturing employment. This has dropped from 19 percent in the early 1980s, with increasing diversification outside of energy-related manufacturing, but has stabilized and even risen from time to time over the last few years. The high technology and aerospace industries employ about one-third of all manufacturing workers. Exports of computers and electronics totaled $49.7 billion in 2000, accounting for 44 percent of Texas’ total exports. High technology industries have spearheaded most of the gains in Texas’ overall manufacturing employment, which has netted nearly 100,000 jobs over the past ten years.

The State typically leads the nation in the production of livestock and cotton, in addition to being a major producer of peanuts and rice. Cash receipts for crops raised in the State between 1997 and 2000 made up 40 percent of total agricultural receipts, or $5.1 billion. Milk, horticultural products and poultry also contributed significantly to total farm income. Several niche enterprises have added diversity to the State’s agricultural mix and are growing in importance and income.

Drought seems to have become the rule rather than the exception in the State as farmers and ranchers have seen little rainfall in three of the last five years. The trend began in previous drought years of 1996 and 1998. Statewide, the 1996 drought lasted 10 months, from November 1995 until August 1996. Another five-month statewide drought began in March of 1998 and lasted until rain finally came that fall. In those years combined, the Texas Agricultural Extension Service estimated that the total direct impact of those droughts on farmers and ranchers reached about $4.2 billion and the statewide economic impact totaled $10.7 billion. The drought trend continued through much of 2000. The fall of 1999 and the winter of 2000 were extremely dry. The Extension Service tracked drought losses throughout 2000 and estimated producer losses reached almost $1.1 billion. Cotton farmers were hit hardest with losses totaling $485 million; wheat losses totaled $153 million, forage losses totaled $134 million, and additional costs of feeding and providing cattle with water cost $105 million. Losses to grain sorghum, corn and other crops rounded out the drought damage.

Fortunately, Texas farmers and ranchers began the 2001 growing season with reason for optimism. The Governor’s Drought Preparedness Council reported at the beginning of 2001 that the State as a whole was in the best shape water-wise that it had been in since 1998. Thanks to a more normal weather pattern, the 2000-2001 winter was cold and wet, bringing an end to the dry and warm winters of recent years that have been attributed to episodes of weather patterns called El Nino and La Nina, created by either warm or cold prevailing water temperatures in the Pacific Ocean. The Council has reported that the drought which has lasted the better part of five years throughout the State is now over, thanks to widespread and heavy rainfall.

The average annual population growth rate for the State between April 1980 and April 1990 was 1.8 percent, twice the national rate of 0.9 percent. Estimates prepared by the Texas State Data Center show that migration accounted for 34 percent of the State’s population growth during the 1980s, while in the preceding 1970-1980 decade, migration accounted for 58 percent of the State’s growth. Between April 1990 and April 2000, the State’s population grew by an average of 2.1 percent per year, compared to U.S. growth of 1.2 percent per year. Migration was a more important growth factor for Texas in the 1990s, accounting for 50 percent of the decade’s growth. In July 1994, the State passed New York to become the nation’s second most populous state, which was made official

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with the release of the 2000 census figures. Texas now has 1.9 million more residents than New York State. Houston, Dallas and San Antonio are respectively the 4th, 8th and 9th largest cities by population in the United States.

It is important to understand that the vast geographic size of Texas, together with cultural, climatic and geological differences within its borders have produced great variations in the economies of the various parts of the State. Statewide statistics may mask fluctuations in local economies. Because the economic bases differ from region to region, and even from city to city, economic developments and trends, for example the overall strength of the national economy, international politics and export markets, a change in oil prices, defense spending, or economic disruptions in neighboring Mexico, affect the local economies differently.

An understanding of the relative importance of each of the State’s revenue sources requires a brief explanation of the State’s fund accounting process. There are several hundred different funds comprising the Treasury. The General Revenue Fund, due to the character and large number of the programs financed through it, provides an indication of the State’s financial condition. In fiscal year 2000, the General Revenue Fund accounted for most of the State’s total net revenue. A more expansive grouping of State funds which provides an understanding of the State’s financial condition is the group of non-trust funds, which includes the General Revenue Fund and other operating and disbursing funds, constitutionally created funds, federal funds, and other groups of non-trust funds. The remaining State funds are trust and suspense funds which are held in trust for specific State programs, such as sales tax revenues, which are required to be distributed to local governments in the State. The trust and suspense accounts are generally excluded from the discussion of revenues and expenditures.

Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State’s number one source of income in fiscal year 2000. Sales tax, accounting for 55% of total tax revenues, was once again a close second. Licenses, fees, fines and penalties were the third largest revenue source to the State, with motor vehicle sales/rental taxes and motor fuels taxes following as fourth largest and fifth largest, respectively. The remainder of the State’s revenue was derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The State has no personal or corporate income tax, although it does impose a corporate franchise tax based on the amount of a corporation’s capital and “earned surplus,” which includes corporate net income and officers’ and directors’ compensation. Earned surplus for this purpose is based primarily on a corporation’s net taxable income reported for federal income tax purposes. The capital and earned surplus of a corporation which is apportioned to Texas is based on the proportion of a corporation’s gross receipts derived from Texas.

According to Census Bureau estimates for July 1999, the median age of the State’s population is 33.0 years, 2.5 years younger than the national median of 35.5 years. Only 2 states have a younger median age than Texas (Utah and Alaska). The State’s population of persons less than 18 years of age in July 1999 was 5,719,000, the second largest population in this age group among the states. This rank applies as well for the college-age population (18 to 24), which stands at 2,100,000, the young adult population (25 to 44) at 6,034,000, and the older adult population (45 to 64) at 4,174,000. Texas’ population of persons age 65 and older, at 2,016,000 ranks 4th among the states.

The increasing overall State population and the relatively high birth rate within the State will contribute to an expanding labor force for Texas. This factor and the concurrent training and educational needs of a relatively young labor force will place increased demands on all of the educational systems of the State. Methods of funding for government sponsored education within the State have generated litigation during the 1990s that questioned the constitutionality of such measures. However, the constitutionality of a school finance plan (Senate Bill 7), passed subsequent to the Edgewood v. Bynum (later Kirby) case, which focused on the funding of the State’s public school system (elementary and secondary), was upheld by the State Supreme Court in January 1995. The funding plan that was the subject of Edgewood requires equalization between property rich school districts and those with less tax income, according to a specified formula.

Driven by a healthy economy, 2000-01 projected available revenues allowed the State Legislature to adopt a balanced budget without increasing current tax rates and still provide $506 million in State sales and franchise tax reductions. In addition, the State Legislature adopted Senate Bill 4, which allocates approximately $1.3 billion to local school districts for property tax relief and provides for a $3,000 per year pay raise for all Texas public school

L-5

teachers. The 2000-01 all funds budget totaled $98.2 billion. The all funds budget represented an 11.0 percent increase over the 1998-99 biennium. The General Provisions of the budget included a $100 per month salary increase for State employees. Over 45 percent of the increase in all funds appropriations were specifically earmarked for allocations to local school districts to fund public education and provide local property tax relief. The 2000-01 General Revenue and General Revenue-Dedicated Funds budget totaled $61.5 billion for the 2000-01 biennium, an increase of 13.4 percent over the previous biennium.

Subsequently, the 77th Legislature passed an emergency appropriations bill for fiscal year 2001. The supplemental appropriations were earmarked for Medicaid, prison capacity, and prison personnel career ladder adjustments. Including estimated federal funds for the increased Medicaid funding, the all-funds emergency appropriations for fiscal 2001 totaled $1.2 billion.

The 77th Legislature convened on January 9, 2001, with an estimated $2.9 billion surplus from the 2000-01 biennium. The major budget issues facing the Legislature included increasing costs and rising caseloads associated with the Medicaid program, creating and funding a statewide health insurance program for teachers and other public school employees, and providing for a State employee pay raise. Before the Legislature adjourned on May 28, 2001, a General Appropriations Act (Senate Bill 1) was adopted that provided a $4.3 billion increase for the Medicaid program, $1.24 billion for a school district health insurance program beginning in fiscal 2003, and funded a 4 per cent ($100 minimum) pay raise for all State employees. The 2002-03 appropriations from all-funds totaled $113.8 billion, an increase of $11.8 billion or 11.6 percent over the previous biennium. Senate Bill 1 appropriates $66.2 billion in General Revenue and General Revenue-Dedicated Funds, an increase of 8.8 percent over the previous biennium. Federal Funds increased by $5.2 billion, or 17.8 percent over the previous biennium, primarily to help cover the rising cost of Medicaid. The Comptroller certified the budget was within available revenues and the Governor signed the bill on June 17, 2001.

Currently, the State’s general obligation bonds are rated Aa1 by Moody’s Investors Service, Inc., AA by Standard and Poor’s Ratings Services, and AA+ by Fitch, Inc.

L-6

APPENDIX M

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short-term Notes: The three ratings of Moody’s for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/VMIG 3 instruments are of “favorable quality ... but ... lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

M-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

M-2

BB B CCC CC C	Debt rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

M-3

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Standard & Poor’s Note Rating

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

M-4

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description Of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD DD D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

M-5

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

Notes to Fitch’s Investment Grade Bond Ratings, Speculative Grade Bond Ratings, and Short-Term Ratings

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Ratings Watch	Ratings are placed on Ratings Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Ratings Watch is relatively short-term, and should be resolved within three to 12 months.

Ratings Outlook

An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

M-6

APPENDIX N

INFORMATION RELATING TO CLASS A, CLASS B, CLASS C AND CLASS D SHARES OF EACH FUND

Date of Commencement of Operations
	Class A	Class B	Class C	Class D
Arizona Fund	November 29, 1991	November 29, 1991	October 21, 1994	October 21, 1994
Connecticut Fund	July 1, 1994	July 1, 1994	October 21, 1994	October 21, 1994
Florida Fund	May 31, 1991	May 31, 1991	October 21, 1994	October 21, 1994
Maryland Fund	October 29, 1993	October 29, 1993	October 21, 1994	October 21, 1994
Massachusetts Fund	February 28, 1992	February 28, 1992	October 21, 1994	October 21, 1994
Michigan Fund	January 29, 1993	January 29, 1993	October 21, 1994	October 21, 1994
Minnesota Fund	March 27, 1992	March 27, 1992	October 21, 1994	October 21, 1994
New Jersey Fund	August 31, 1990	August 31, 1990	October 21, 1994	October 21, 1994
North Carolina Fund	September 25, 1992	September 25, 1992	October 21, 1994	October 21, 1994
Ohio Fund	February 28, 1992	February 28, 1992	October 21, 1994	October 21, 1994
Pennsylvania Fund	August 31, 1990	August 31, 1990	October 21, 1994	October 21, 1994
Texas Fund	August 30, 1991	August 30, 1991	October 21, 1994	October 21, 1994

N-1

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number
1	(a)	—	Declaration of Trust of Merrill Lynch Multi-State Municipal Series Trust (the “Trust”), dated August 2, 1985.(a)
	(b)	—	Amendment to Declaration of Trust, dated September 18, 1987.(a)
	(c)	—	Amendment to Declaration of Trust, dated December 21, 1987.(a)
	(d)	—	Amendment to Declaration of Trust, dated October 3, 1988.(a)
	(e)	—	Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(a)
	(f)	—	Instrument establishing Merrill Lynch Texas Municipal Bond Fund (the “Fund”) as a series of the Trust.(a)
	(g)	—	Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)
2		—	By-Laws of the Trust.(a)
3		—	Portions of the Declaration of Trust, Certificate of Establishment and Designation and By-Laws of the Trust defining the rights of holders of the Fund as a series of the Trust.(b)
4	(a)	—	Form of Management Agreement between the Trust and Fund Asset Management, L.P.(a)
	(b)	—	Supplement to Management Agreement between the Trust and Fund Asset Management, L.P.(e)
5		—	Form of Unified Distribution Agreement between the Trust and FAM Distributors, Inc. (the “Distributor”).(c)
6		—	None.
7		—	Form of Custody Agreement between the Trust and State Street Bank and Trust Company.(k)
8	(a)(1)	—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Merrill Lynch Financial Data Services, Inc. (now Financial Data Services, Inc.).(f)
	(a)(2)	—	Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(d)
	(b)	—	Amended and Restated Credit Agreement between the Trust and a syndicate of banks.(h)
	(c)	—	Form of Administrative Services Agreement between the Fund and State Street Bank and Trust Company.(l)
9		—	Opinion of Brown & Wood LLP, counsel for the Fund.(j)
10		—	Consent of Deloitte & Touche LLP, independent auditors for the Fund.
11		—	None.
12		—	Certificate of Fund Asset Management, Inc.(a)
13	(a)	—	Form of Class B Distribution Plan of the Trust.(c)
	(b)	—	Form of Class C Distribution Plan of the Trust.(c)
	(c)	—	Form of Class D Distribution Plan of the Trust.(c)
14		—	None.
15		—	Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(g)
16		—	Code of Ethics.(i)

(a)	Filed on November 13, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Fund’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-40480) (the “Registration Statement”).
(b)	Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Trust’s Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 5 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Trust and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendment No. 5 to the Registration Statement; and to Articles I, V and VI of the Trust’s By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 5 to the Registration Statement.

C-1

(c)	Incorporated by reference to Exhibits 5 and 13 to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(d)	Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917), filed on September 28, 2001.
(e)	Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Arizona Municipal Bond Fund, a series of the Trust (File No. 33-41311), filed on October 20, 1995.
(g)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund, a series of the Trust (File No. 2-99473), filed on January 25, 1996.
(h)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc, (File No. 333-15973), filed on December 14, 2000.
(i)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.
(j)	Filed on November 2, 1999 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(k)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund, a series of the Trust (File No. 33-49873), filed on October 30, 2001.
(l)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant.

The Registrant is not controlled by or under common control with any other person.

Item 25. Indemnification.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

C-2

 Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Fund Asset Management, L.P. (the “Manager” or “FAM”) acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury H.W. Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

C-3

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short-Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and The Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and The S&P 500® Protected Equity Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll and Giordano are officers of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President

President of MLIM; Co-Head (Americas Region) of the Manager and MLIM from 2000 to 2001; Senior Vice President of the Manager and MLIM from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Terry K. Glenn	Executive Vice President

President, Merrill Lynch Mutual Funds; Chairman (Americas Region) and Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

C-4

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
Vincent R. Giordano	First Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel (Americas Region)	General Counsel (Americas Region) of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Item 27. Principal Underwriters.

(a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and FAMD also acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Trustee
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

(c) Not applicable.

C-5

Item 28. Location of Accounts and Records.

 All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services.

Other than as set forth under the caption “Management of the Fund—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Trust—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 9th day of November, 2001.

MERRILL LYNCH MULTI -STATE MUNICIPAL SERIES TRUST
(REGISTRANT)

By:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA* (James H. Bodurtha)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

JOSEPH L. MAY* (Joseph L. May)	Trustee

ANDRÉ F. PEROLD* (André F. Perold)	Trustee

ROBERTA COOPER RAMO* (Roberta Cooper Ramo)	Trustee

*By: /s/ DONALD C. BURKE

(Donald C. Burke, Attorney-in-Fact)		November 9, 2001

C-7

EXHIBIT INDEX

Exhibit Number		Description
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Fund.